EXHIBIT 10.38





                  MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT

PARTIES

    This Agreement is by and between CIGNA HealthCare of New York, Inc. ("CIGNA") and Medicon, Inc. d/b/a MEDICON, an Illinois Corporation ("Medicon") and is entered into as of the Effective Date.

PURPOSE

CIGNA recognizes the advantages of stabilizing and predicting costs through the use of a professional capitation program as well as ensuring the quality of medical care through the use of Utilization Management and Quality Management;

CIGNA contracts directly or indirectly with Payors, employers, individuals, insurers, sponsors and others to provide, insure, arrange for or administer the provision of health care services;

CIGNA contracts with physicians, hospitals and other health care practitioners and entities to provide, arrange for or administer, at predetermined rates, the delivery of such health care services; and

Medicon establishes panels of providers by contracting with physicians, hospitals and other health care practitioners and entities using various payment methodologies specific to diagnostic imaging services, and Medicon and CIGNA wish to make such panels of providers and their reduced rates of payment available to Participants. Additionally, CIGNA desires to utilize Medicon's utilization review and medical quality management procedures and systems to enhance the quality of health care for its Participants.
In consideration of the mutual promises herein, the parties agree as follows:

I. DEFINITIONS

Defined terms are set forth herein and in the Program Attachments.

CIGNA AFFILIATE means any direct or indirect subsidiary of CIGNA Corporation.

COINSURANCE means a payment that a Participant is required to make to a Participating Provider for Covered Services under a Service Agreement, which is generally calculated as a percentage of the contracted payment rate for such services or, if reimbursement is on a basis other than a fee-for-service amount, as a percentage of a CIGNA determined fee schedule or as a CIGNA determined percentage of actual billed charges.

COPAYMENT OR DEDUCTIBLE means a payment that a Participant is required to make to a Participating Provider under a Service Agreement, which is calculated as a fixed dollar payment.

COVERED SERVICES means those health care services provided to a Participant in accordance with a Service Agreement.


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COVERED RADIOLOGY SERVICES means  those diagnostic  imaging services  which are
Covered Services and  which are among the list of included services set forth in
Exhibit 1.

EMERGENCY means an illness or accident in which the onset of symptoms is both sudden and so severe as to require immediate medical or surgical treatment. This includes accidental injuries or medical emergencies of a life-threatening nature or when serious impairment of bodily functions would result if treatment were not rendered immediately.

MEDICALLY NECESSARY means services or supplies which, under the provisions of this Agreement, are determined, under Utilization Management, to be (i) appropriate and necessary for the symptoms, diagnosis or treatment of the medical condition; (ii) provided for diagnosis or direct care and treatment of the medical condition; (iii) within standards of good medical practice within the organized medical community; and (iv) not primarily for the convenience of the Participant, the Participant's physician or another provider. Except as otherwise provided in a Service Agreement, Covered Services must be Medically Necessary.

PARTICIPANT means any individual, or eligible dependent of such individual, whether referred to as "Insured," "Subscriber," "Member," "Participant," "Enrollee", "Dependent" or otherwise, who is eligible for Covered Services pursuant to a Service Agreement.

PARTICIPATING HOSPITAL means  a  hospital   that  has  a  direct  or  indirect
contractual agreement with CIGNA and to which a Participating Provider may admit Participants for care and treatment.

PARTICIPATING PROVIDER means a hospital, a physician or any other health care practitioner or entity that has a direct or indirect contractual arrangement with CIGNA to provide Covered Services and includes Represented Providers.

PAYOR means CIGNA or such other entity which, pursuant to a Service Agreement, funds, administers, offers or insures Covered Services and which has agreed to act as Payor in accordance with this Agreement.

PROGRAM means the Health Maintenance Organization (HMO) or other types of health care or administrative services which are provided by or arranged by CIGNA or CIGNA Affiliates and which are specifically described in applicable Program Attachments.

QUALITY MANAGEMENT means the programs relating to the quality of Covered Services provided to Participants.

REPRESENTED PROVIDER means any hospital, institution, physician, individual practitioner or other health care professional a) who or which provides diagnostic imaging services; b) who or which is associated with or otherwise represented by Medicon; c) who or which is authorized by Medicon to provide services pursuant to this Agreement; d) who or which has completed a CIGNA Physician Application or Medicon Application approved by CIGNA and has satisfied applicable credentialing criteria; and e) who or which has agreed with Medicon to be subject to the requirements of this Agreement to the extent applicable to Represented Provider.

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SERVICE AREA means the


SERVICE AGREEMENT means those agreements among CIGNA or a CIGNA Affiliate, and an employer, insurer, labor union, trust or other organization or entity, or an individual, that specifies services to be provided to or for the benefit of, or arranged for or paid to or for the benefit of Participants, and the terms and conditions under which those services are to be provided or paid.

UTILIZATION MANAGEMENT means the processes to review and determine whether certain health care services provided or to be provided to Participants are in accordance with CIGNA Programs.

II. PARTIES OBLIGATIONS

 A.    SERVICES

     1. Medicon, Represented Providers and CIGNA shall act in accordance with the terms of this Agreement and applicable Program Attachments. The parties to this Agreement agree to cooperate to the full extent reasonably required to carry out its terms. The rates set forth in this Agreement shall represent payment in full for all services provided to Participants pursuant to this Agreement.

     2. Represented Providers shall provide Covered Radiology Services with the same standard of care, skill and diligence customarily used by similar providers in the community in which such services are rendered. Represented Providers shall render Covered Radiology Services in the same manner, in accordance with the same standards, and with the same availability, as offered to other patients. Medicon and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, or source of payment.

     3. Medicon and Represented Providers shall be bound by and comply with the provisions of applicable state and federal laws and regulations as well as the credentialing and recredentialing requirements of the National Committee for Quality Assurance ("NCQA") or other appropriate accrediting bodies as reasonably designated by CIGNA such as JCAHO and AAAHC. Medicon and its Represented Providers shall maintain all licenses and certifications required in order to perform the obligations set forth herein. Medicon and Represented Providers shall comply with the requirements of, and shall participate in, Utilization Management and Quality Management.

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     4.   Medicon shall establish and maintain a panel of hospitals, physicians and other health care professionals adequate in size, composition and distribution, as determined by CIGNA, subject to approval by Medicon, which approval shall not be unreasonably withheld, to accommodate the Covered Radiology Services required by Participants (the "Required Represented Provider Panel"). Medicon must secure binding agreements with the Required Represented Provider Panel to provide Covered Radiology Services pursuant to this Agreement prior to the Effective Date of this Agreement. In the event that Medicon fails to do so, the Effective Date of this Agreement shall be delayed until such time as CIGNA is satisfied that Medicon has secured agreements with the Required Represented Provider Panel.

     5. Medicon agrees to update CIGNA on any additions to or terminations of Represented Providers as soon as possible, but no less frequently than monthly. In addition, in recognition of CIGNA's need to communicate changes in Represented Providers to Participants, Medicon shall not make any material changes in the size, composition, or location of its panel of Represented Providers without first providing sixty (60) days' advance written notice to CIGNA. CIGNA agrees to inform Medicon of changes to Participating Providers within 60 days of CIGNA's knowledge of such changes.

     6. Medicon shall maintain or cause to be maintained agreements with each of its Represented Providers requiring Represented Providers to comply with all of the terms and conditions of this Agreement to the extent applicable. The form of Medicon's standard agreement with Represented Providers and any amendments thereto must be approved in advance by CIGNA. Each of such agreements shall include, among other things, the following:

          a. a Participant hold harmless provision satisfactory to CIGNA which shall provide that, in no event, including but not limited to nonpayment by Medicon, Medicon's insolvency or breach of Medicon's agreement with the Represented Provider, shall Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants, CIGNA (if payments have been made to Medicon as required by this Agreement) or parties other than Medicon for Covered Radiology Services provided pursuant to this Agreement;

          b. a provision obligating Represented Providers to notify CIGNA immediately of material payment defaults by Medicon relating to services rendered hereunder;

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          c.   a provision obligating Represented Providers, in the event of such payment default by Medicon and at CIGNA's option, to continue rendering Covered Services hereunder so long as payments due Represented Providers for Covered Services rendered are made directly to Represented Providers by CIGNA and until 60 days after CIGNA's exercise of such option. Represented Providers shall agree that any such payments during such time period shall be made by CIGNA in accordance with Medicon's default fee schedule attached hereto as Exhibit 2; and

          d.   any other provisions required by applicable law or regulation.

          Upon request, Medicon shall make available to CIGNA and to any applicable regulatory authority a copy of each of its provider agreements with Represented Providers.

     7. Medicon agrees to provide assessment services for all Represented Providers.

          See Exhibit 3 for Medicon's Assessment Criteria.

     8. Medicon shall maintain a dedicated toll free telephone number staffed with trained personnel to answer questions from Payors, Participants, Participating Providers or CIGNA regarding any matters relating to the services rendered under this Agreement. Medicon shall make every reasonable effort to respond to all such inquiries and complaints within one business day of receipt unless an alternative agreement is reached between Medicon and CIGNA or the person(s) initiating the inquiry or complaint. Medicon shall document the nature and resolution of all such inquiries and complaints in writing and make same available to CIGNA on a monthly basis.

     9. Medicon agrees to establish and deliver at no additional cost to CIGNA, and in formats and times acceptable to CIGNA and Medicon, training programs for Represented Providers, Represented Provider's office staff and CIGNA personnel to assist said Represented Providers and personnel in the implementation and management of programs and processes established pursuant to this Agreement, including, but not limited to, the processes for proper claim submission and billing.




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     10.  CIGNA shall be responsible for credentialing and recredentialing of all Represented Providers. Medicon and its Represented Providers shall cooperate with CIGNA's credentialing and recredentialing process and shall furnish all records necessary for such process. CIGNA shall have the right to exclude from Medicon's panel of Represented Providers any provider who or which, in CIGNA's judgment, does not meet CIGNA's credentialing criteria. CIGNA agrees not to exercise such right to exclude until after it has notified Medicon of its intent to exclude a provider from Medicon's panel of Represented Providers and the parties have conferred regarding the situation.

     11. CIGNA shall establish a system of Participant identification and identify Represented Providers to Payors and Participants.

     12. CIGNA agrees to provide to Medicon clams and eligibility information as reasonably required by Medicon in order to perform its obligations under this Agreement.

     13. CIGNA agrees to promptly respond to inquiries made to it by Medicon regarding any aspect of this Agreement and shall lend its assistance to Medicon in resolving any Represented Provider or Participant issues that may arise under this Agreement.

     14. CIGNA shall notify Medicon of intended Service Area expansion at least 60 days prior to anticipated expansion date. If terms and conditions are mutually agreed upon, the expanded service area will be included within the scope of this Agreement.

B.   COMPENSATION AND BILLING

     1. Medicon shall receive payments for Covered Radiology Services as set forth in this Agreement. Compensation arrangements, rates and Limitations on Billing Participants are set forth in applicable Program Attachments.

     2. Medicon and Represented Providers shall comply with the limitations on billing Participants as set forth in applicable Program Attachments.

     3. Medicon or Represented Provider may bill an individual directly for any services provided following the date the individual ceases to be a Participant. Payor has no obligation under this Agreement to pay for services rendered to individuals who no longer are Participants.

C.   RECORDS

     1. CIGNA, Medicon and Represented Providers agree that clinical records of Participants and any other records containing individually identifiable information regarding Participants shall be regarded as confidential and each

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          shall comply with all applicable federal and state laws and regulations regarding such records. This provision shall survive the termination of this Agreement.

     2. Medicon or Represented Providers shall maintain and furnish such records and documents as may be required by applicable laws and regulations. Medicon and Represented Providers shall cooperate with CIGNA to facilitate the information and record exchanges necessary for Quality Management, Utilization Management, peer review, or other programs required for CIGNA's operations.

     3. Medicon and Represented Providers shall provide CIGNA, its designee and duly authorized third parties, including, but not limited to, applicable governmental regulatory agencies, with reasonable access during regular business hours to specified clinical, medical and other records related to Covered Radiology Services rendered to Participants under this Agreement for the purpose of auditing and inspecting Medicon's compliance with its obligations under this Agreement and to determine compliance with applicable law. This provision shall survive the termination of this Agreement.

D.   PARTICIPANT GRIEVANCE

     Medicon and its Represented Providers shall cooperate with CIGNA in the implementation of its Participant grievance procedure and shall assist CIGNA in taking appropriate corrective action. Medicon and its Represented Providers shall comply with all final determinations made by CIGNA pursuant to such grievance procedure. CIGNA shall provide Medicon with copies of its grievance procedures and updates of the same on a timely basis.

E.   INSURANCE AND LIABILITY

     1. Throughout the term of this Agreement, Medicon shall maintain at Medicon's expense professional liability coverage in an amount equal to one million dollars per occurrence, three million dollars in the aggregate and in a form acceptable to CIGNA. Medicon shall require each Represented Provider to maintain such coverages in an amount equal to one million dollars per occurrence, three million dollars in the aggregate, or, in the event that the customary amount of such liability coverage maintained by similar providers in the community is less, in an amount equal to such customary amount, and in a form acceptable to CIGNA. Medicon or Represented Providers shall give CIGNA certificates of insurance evidencing the coverages described herein upon request. Medicon or Represented Providers shall give CIGNA thirty
          (30) days prior written notice of cancellation, modification or termination of any such insurances. Medicon or Represented Providers shall give CIGNA prompt written notice of any claims against Medicon's or any of its Represented Providers' liability coverage.

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     2.   Medicon or Represented Providers shall notify CIGNA immediately upon receipt of notice of the initiation of any complaint, inquiry, investigation, or review with or by any licensing or regulatory authority, peer review organization, hospital committee, or other committee, organization or body which reviews quality of medical care which complaint, inquiry, investigation, or review directly or indirectly, evaluates or focuses on the quality of care provided by Medicon or its Represented Providers either in any specific instance or in general.

     3. Neither party hereto shall be liable for defending or for the expense of defending the other party, its agent, or employees, against any claim, legal action, dispute resolution or administrative or regulatory proceeding arising out of or related to such other party's actions or omissions under this Agreement. Neither party hereto shall be liable for any liability of the other party, its agents, or employees, whether resulting from judgement, settlement, award, fine or otherwise, which arises out of such other party's actions or omissions under this Agreement.

F.   INDEMNIFICATION

     Each party agrees to indemnify, defend and hold harmless the other, its agents and employees from and against any and all liability or expense, inducting defense costs and legal fees, incurred in connection with claims for damages of any nature, including but not limited to bodily injury, death, personal injury, property damage, or other damages arising from the performance or failure to perform its obligations under this Agreement, unless it is determined that the liability was the direct consequence of negligence or willful misconduct on the part of the other party, its agents or employees. This provision shall survive the termination of this Agreement.

G.   INSPECTIONS

     Upon reasonable notice and at reasonable hours, CIGNA or its agents may inspect Medicon's or Represented Providers' premises and operations to ensure that they are adequate to meet Participants' needs. CIGNA shall inform Medicon as to the results or findings from any such inspection.

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H.   REPRESENTATIONS

     1. Medicon represents and warrants that only Represented Providers will be allowed to provide Covered Radiology Services, unless otherwise authorized by CIGNA.

     2. Medicon represents and warrants that it is authorized to act on behalf of its Represented Providers with respect to all matters within the scope of this Agreement and will provide evidence of authority upon request.

     3. Medicon will provide evidence of Represented Providers' agreement to abide by the terms of this Agreement upon request.

     4. CIGNA makes no representations or guarantees concerning the number of Participants it can or will refer to Medicon under this Agreement.

I.   CONFIDENDIALITY

     The parties agree to execute and to abide by the terms and conditions of the Confidentiality Agreement set forth in Exhibit 4.

J.   PERFORMANCE GUARANTEES

     Medicon agrees to perform its obligations under this Agreement in accordance with the standards set forth in Exhibit 5. In the event Medicon fails to achieve a performance standard set forth in Exhibit 5, the amounts due Medicon as set forth in the Program Attachments of this Agreement shall be reduced in accordance with the formula set forth in Exhibit 5.

K.   BEST RATE GUARANTEE

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L.   LOCAL MARKET RESOURCES

     Medicon will staff the CIGNA HealthCare of New York market with one full time employee. That employee will spend an average of four days per week in the New York service area supporting CIGNA HealthCare of New York network activity.

     Medicon will provide monthly activity reports highlighting the local representative's activity relative to service visits, phone calls, as well as progress reports or issues identified by the CIGNA HealthCare of New York management. The monthly report should be forwarded to the Director of Network Development by the fifth business day of the following month.

     Ninety (90) days after the close of the first and second quarters Medicon will initiate site visits to all network radiologists to deliver the
     Thereafter, site visits for        reports will be at the request of the
     represented provider.

III. MISCELLANEOUS OBLIGATIONS
A.   INDEPENDENT CONTRACTOR RELATIONSHIP

     1. This Agreement is not intended to create nor shall be construed to create any relationship between CIGNA and Medicon other than that of independent entities contracting for the purpose of effecting provisions of this Agreement. Neither party nor any of their representatives shall be construed to be the agent, employer, employee or representative of the other.

     2. Nothing in this Agreement, including the participation of Medicon and its Represented Providers in the Quality Management and Utilization Management process, shall be construed to interfere with or in any way affect any Represented Provider's obligation to exercise independent medical judgement in rendering health care services to Participants.

B.   TERM OF AGREEMENT

     This Agreement shall begin on the Effective Date and shall continue from year to year thereafter, unless terminated as set forth below.

C.   TERMINATION

     1.   For Cause. Medicon or CIGNA may terminate this Agreement at any time
          ---------
          for cause. Cause for termination includes, but is not limited to, the following:

          a. Material failure of CIGNA to make required compensation payments to Medicon.

          b. Failure of CIGNA to maintain licenses or certifications required to operate in conformity with this Agreement.



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          c.   Any material change or alteration by CIGNA of CIGNA Programs which has a material adverse effect on Medicon if such change or alteration is unacceptable to Medicon, providing that Medicon gives CIGNA notice of rejection of such change or alteration within thirty (30) days of receipt by Medicon of CIGNA's notice concerning the change or alteration.

          d. Habitual neglect or continued failure by either party to perform its duties under this Agreement.

          e.   Insolvency of either party.

          f.   Material breach of this Agreement by either party.

          g. Failure by Medicon to maintain licenses required to perform Medicon's duties under this Agreement, or to comply with applicable laws and regulations.

          h. Any material misrepresentation or falsification of any information submitted by Medicon to CIGNA or by CIGNA to Medicon.

          i. Commission or omission of any act or any conduct for which Medicon's license or certification is subject to revocation or suspension, or if Medicon is otherwise disciplined by any licensing, regulatory, professional entity or any professional organization with jurisdiction over Medicon.

          j. Failure of Medicon to maintain required liability coverage protection.

          k. Commission or omission of any act or conduct by Medicon which is detrimental to a Participant's health or safety.

          l. Failure to maintain contracts with the Required Represented Provider Panel.

          m. Enactment of state or federal legislation which renders this Agreement illegal or which significantly decreases the beneficial value of continuing this Agreement to either party.

          n.   Default by Medicon under its obligations to its major lender.

               Termination for cause shall be upon sixty (60) days' prior written notice by the terminating party, and the other party shall have said sixty (60) days to correct or cure the cause for termination. Should the cause for termination not be cured within the sixty (60) day period, this Agreement shall terminate immediately.

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     2.   Without Cause. Commencing one year after the Effective Date of this
          --------------
          Agreement, this Agreement may be terminated at any time without cause or prejudice upon one hundred eighty (180) days' prior written notice by either party.

     3.   Termination of Individual Program Attachments. Program Attachments may
          ----------------------------------------------
          be terminated individually by amendment as provided in Section III. H. of this Agreement. Termination of any individual Program Attachment will not have the effect of terminating the entire Agreement and all remaining Sections and Program Attachments of the Agreement will remain in full force.

     4.   Termination of Individual Represented Providers.
          ------------------------------------------------

          Upon request by CIGNA and after good cause shown, Medicon shall prohibit a Represented Provider from continuing to provide services to Participants under this Agreement. Good cause shown shall include, but shall not be limited to, 1 ) failure of Represented Provider to maintain licenses to perform under this Agreement or to comply with applicable laws or regulations, 2) failure to maintain required liability coverage protection, 3) commission or omission of any act or any conduct for which Represented Provider's license or certification may be subject to revocation or suspension or if Represented Provider has been otherwise disciplined by any licensing, regulatory, professional entity or any professional organization with jurisdiction over Represented Provider or 4) Represented Provider's commission or omission of any act or conduct which is detrimental to Participant's health or safety. Medicon shall take such action within 30 days of the receipt of CIGNA's request, unless CIGNA requests immediate action by Medicon based upon reasonable concerns regarding the health or safety of Participants.

     5.   Termination for Nonpayment of Represented providers by Medicon.
          ---------------------------------------------------------------
          Medicon shall notify CIGNA immediately in the event that Medicon is materially in default of its payment obligations with respect to Represented Providers with respect to services rendered hereunder. If Medicon fails to cure such default within 20 days of the default, CIGNA may elect to terminate this Agreement effective 60 days from the date of CIGNA's election to terminate pursuant to this provision. During the time between CIGNA's election to terminate and the effective date of termination, CIGNA may elect to direct any and all payments due Medicon hereunder directly to Represented Providers. Such payments shall be made in accordance with Medicon's default fee schedule attached hereto as Exhibit 2, and CIGNA's payment obligations to Medicon hereunder shall be reduced to the extent of such payments. Any changes to the fee schedule set forth in Exhibit 2 may only be made pursuant to the Amendment provisions of this Agreement.



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D.   RIGHTS AND OBLIGATIONS UPON TERMINATION

     Upon termination of this Agreement for any reason, the rights of each party hereunder shall terminate, except as otherwise provided in this Agreement, including any Program Attachment to this Agreement. Any such termination, however, shall not release Medicon, Represented Providers or CIGNA from obligations under this Agreement prior to the effective date of termination.

E.   ASSIGNMENT AND DELEGATION OF DUTIES

     Neither CIGNA nor Medicon may assign duties, rights or interests under this Agreement unless the other party shall so approve by written consent, provided, however, that any reference to CIGNA herein shall include any successor in interest and that CIGNA may assign its duties, rights and interests under this Agreement in whole or in part to a CIGNA Affiliate or may delegate any and all of its duties in the ordinary course of business.

F.   USE OF NAME

     Medicon agrees that Medicon and its Represented Providers' names, office telephone numbers, addresses, specialties, board certifications and hospital affiliations may be included in literature distributed to existing or potential Participants, Participating Providers and Payors. Medicon's use of CIGNA's name or CIGNA Affiliate's name, or any other use of Medicon's or its Represented Providers' names by CIGNA shall be upon prior written approval or as the parties may agree.

G.  INTERPRETATION

     The validity, enforceability and interpretation of this Agreement shall be governed by any applicable federal law and by the applicable laws of the state in which Medicon and its Represented Providers are licensed and have rendered Covered Radiology Services.

H.   AMENDMENT

     1. CIGNA may amend this Agreement and Program Attachments by providing prior written notice to Medicon. Failure of Medicon to object in writing to any such proposed amendment within thirty (30) days following receipt of notice shall constitute Medicon's acceptance thereof. Notification to CIGNA of rejection of any proposed amendment means that this Agreement shall remain in force without the proposed amendment.

     2. In the event that state or federal law or regulation should change, alter or modify the present services, levels of payments to CIGNA, standards of eligibility of Participants, or any operations of CIGNA, such that the terms, benefits and conditions of this Agreement must be changed accordingly, then upon notice from CIGNA, Medicon shall continue to perform services under this Agreement as modified.



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     3.   Except as provided above, amendments to this Agreement shall be agreed to in advance in writing by CIGNA and Medicon.

I.   PROGRAM ATTACHMENTS

     The Program Attachments hereto are a part of this Agreement and their terms shall supersede those of other parts of this Agreement in the event of a conflict.

J.   ENTIRE CONTRACT

     This Agreement together with all Program Attachments contains all the terms and conditions agreed upon by the parties, and supersedes all other agreements, express or implied, regarding the subject matter, including, but not limited to, any applicable letters of intent.

K.   NOTICE

     Any notice required hereunder shall be in writing and shall be sent by United States certified mail, postage prepaid, to CIGNA and Medicon at the addresses set forth below.

L.   ENFORCEABILITY AND WAIVER

     The invalidity and nonenforceability of any term or provision of this Agreement shall in no way affect the validity or enforceability of any other term or provision. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

M.   REGULATORY APPROVAL

     In the event that CIGNA has not been licensed or has not received any applicable regulatory approval for use of this Agreement prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent. In such event, the Agreement shall become effective on the date that such regulatory approval is obtained. If CIGNA is unable to obtain such licensure or approval after due diligence, CIGNA shall notify Medicon and both parties shall be released from any liability under this Agreement; provided however, that if such licensure or approval is obtained upon the condition of CIGNA's amendment of this Agreement, then this Agreement shall continue and CIGNA shall amend pursuant to Section III.H.

     In the event that Medicon has not obtained any licensure required in order to accept reimbursement on a capitated basis as set forth herein, Medicon shall use best efforts to obtain such licensure. If Medicon is unable to obtain such licensure through Medicon's best efforts or if Medicon reasonably determines that obtaining such licensure shall be unduly burdensome, Medicon shall notify CIGNA, and both parties shall use best efforts to work to modify this Agreement to the extent necessary to comply with applicable regulatory requirements while at the same time preserving the economic expectations of the parties to the extent possible.

N.   DISPUTE RESOLUTION

     1. The parties agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement. If Medicon is unsatisfied with the resolution of the problem or dispute, Medicon shall submit the problem or dispute to CIGNA in accordance with CIGNA's internal provider appeals process.

     2. If the dispute is not resolved through the aforementioned process and to the extent permitted by law, the matter in controversy shall be submitted either to a dispute resolution entity, or to a single arbitrator selected by the American Arbitration Association, as the parties shall agree within 60 days of the last attempted resolution. If the matter is submitted to arbitration, it shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association and shall be held in the jurisdiction of Medicon's domicile. Both parties expressly covenant and agree to be bound by the decision of the dispute resolution entity or arbitrator as final determination of the matter in dispute. Each party shall assume its own costs, but shall share the cost of the resolution entity equally. Judgment upon the award rendered by the resolution entity may be entered in any court having jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the EFFECTIVE DATE.

                                   CIGNA HealthCare of New York, Inc.

EFFECTIVE DATE:
8/1/96                             By:   /s/ Thomas J. Garvey
- ----------------                       --------------------------------------
                                   Thomas J. Garvey
/s/ TG                             Title:   Vice President Network Management
                                            ---------------------------------

                                   195 Broadway, 8th Floor
                                   ---------------------------------

                                   New York, New York  10007
                                   -------------------------
                                   Address



                                   Medicon, Inc.
Date:______________
                                   By: /s/ Maria R. McCeft
                                       ------------------------------------
                                         Signature

                                   Title: Vice President Client Services
                                          ------------------------------

                                   40 Skokie Blvd.
                                   ---------------

                                   Northbrook, Ill.
                                   ----------------
                                     Address:

                                   Federal Tax ID No.:_________________

EXHIBITS:

EXHIBIT 1 - INCLUDED DIAGNOSTIC IMAGING SERVICES
EXHIBIT 2 - MEDICON FEE SCHEDULE
EXHIBIT 3 - ASSESSMENT CRITERIA
EXHIBIT 4 - CONFIDENTIALITY AGREEMENT
EXHIBIT 5 - PERFORMANCE GUARANTEES


PROGRAM ATTACHMENTS:

HMO PROGRAM ATTACHMENT - CAPITATED
EXHIBIT A - RATES
EXHIBIT B - MEDICON CLAIMS PAYMENT RESPONSIBILITY
EXHIBIT C - UTILIZATION MANAGEMENT REQUIREMENTS
EXHIBIT D - NEW TECHNOLOGIES
EXHIBIT E - RESPONSIBILITY GRID




















MCA94.NY

                                    EXHIBIT 1
                  MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                      INCLUDED DIAGNOSTIC IMAGING SERVICES

The services listed on the attached pages are specifically included within the scope of this Agreement and are described in terms of their currently applicable codes in the 1995 Physicians' Current Procedural Terminology ("CPT") system.
The specific CPT codes listed below are included only for guidance in the description of included services. Any and all additional CPT codes published as diagnostic radiology procedures and services shall also be included in this Agreement, which codes will be subject to automatic revision to reflect any subsequent revisions in the CPT system.












MCA94.NY

                                        Covered Services by CPT Code - Section 3
- --------------------------------------------------------------------------------


                                               70000 SERIES
          HEAD AND NECK
70010     Myelography, posterior fossa, radiological supervision and interpretation
70015     Cisternography, positive contrast, radiological supervision and interpretation
70030     Radiologic examination, eye, for detection of foreign body
70100     Radiologic examination, mandible; partial, less than four views
70110     Radiologic examination, mandible; complete, minimum of four views
70120     Radiologic examination, mastoids; less than three views per side
70130     Radiologic examination, mastoids; complete, minimum of three views per side
70134     Radiologic examination, internal auditory mean, complete
70140     Radiologic examination, facial bones; less than three views
70150     Radiologic examination, facial bones; complete, minimum of three views
70160     Radiologic examination, nasal bones, complete, minimum of three views
70170     Dacryocystography, nasolacrimal duct, radiological supervision and interpretation
70190     Radiologic examination, opuc foramina
70200     Radiologic examination, orbits, complete, minimum of four views
70210     Radiologic examination, sinuses, paranasal, less than three views
70220     Radiologic examination, sinuses, paranasal, minimum of three views
70240     Radiologic examination, sella turcica
70250     Radiologic examination, skull; less than four views, with or without stereo
70260     Radiologic examination, skull; complete, minimum of four views, with or without stereo
70300     Radiologic examination, teeth; single view
70310     Radiologic examination, teeth; partial examination, less than full mouth
70320     Radiologic examination, teeth; complete, full mouth
70328     Radiologic examination, temporomandibular joint, open and closed mouth; unilateral
70330     Radiologic examination, temporomandibular joint, open and closed mouth; bilateral
70332     Temporomandibular joint arthrography, radiological supervision and interpretation
70336     Magnetic resonance (e.g., proton) imaging, temporomandibular joint
70350     Cephalogram, orthodontic
70355     Orthopantogram
70360     Radiologic examination, neck, soft tissue
70370     Radiologic examination, pharynx or larynx, including fluoroscopy and/or magnification technique
70371     Complex dynamic pharyngeal and speech evaluation by cine or video recording
70373     Laryngography, contrast, radiological supervision and interpretation
70380     Radiologic examination, salivary gland for calculus
70390     Sialography, radiological supervision and interpretation
70450     Computerized axial tomography, head or brain; without contrast material
70460     Computerized axial tomography, head or brain; with contrast material(s)
70470     Computerized axial tomography, head or brain; without contrast material, followed by contrast materials(s) and further sections
70480     Computerized axial tomography, orbit, sella, or posterior fossa or outer, middle or inner ear;
          without contrast material
70481     Computerized axial tomography, orbit, sella, or posterior fossa or outer, middle or inner ear;
          with contrast material(s)
70482     Computerized axial tomography, orbit, sella, or posterior fossa or outer, middle or inner ear;
          without contrast material, followed by contrast material(s) and further sections
70486     Computerized axial tomography, maxillofacial area; without contrast material
70487     Computerized axial tomography, maxillofacial area; with contrast material(s)
70488     Computerized axial tomography, maxillofacial area; without contrast material, followed by contrast material(s) and further sections
70490     Computerized axial tomography, soft tissue neck; without contrast material
70491     Computerized axial tomography, soft tissue neck; with contrast material(s)
70492     Computerized axial tomography, soft tissue neck; without contrast material, followed by contrast material(s) and further sections
70540     Magnetic resonance (e.g., proton) imaging, orbit, face and neck
70541     Magnetic resonance angiography, head and/or neck, with or without contrast material(s)
70551     Magnetic resonance (e.g., proton) imaging, brain (including brain stem); without contrast material
70552     Magnetic resonance (e.g., proton) imaging, brain (including brain stem); with contrast material(s)

















               QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.

                                        Covered Services by CPT Code - Section 3
- --------------------------------------------------------------------------------
                                                            CHEST


71010     Radiologic examination, chest; single view, frontal
71015     Radiologic examination, chest; stereo, frontal
71020     Radiologic examination, chest; two views, frontal and lateral
71021     Radiologic examination, chest, two views, frontal and lateral; with apical lordotic procedure
71022     Radiologic examination, chest, two views, frontal and lateral; with oblique projections
71023     Radiologic examination, chest, two views, frontal and lateral; with fluoroscopy
71030     Radiologic examination, chest, complete, minimum of four views
71034     Radiologic examination, chest, complete, minimum of four views; with fluoroscopy
71035     Radiologic examination, chest, special views (e.g., lateral decubitus, Bucky studies)
71036     Needle biopsy of intrathoracic lesion, including follow-up films, fluoroscopic localization only, radiological supervision and interpretation
71038     Fluoroscopic localization for transbronchial biopsy or brushing
71040     Bronchography, unilateral, radiological supervision and interpretation
71060     Bronchography, bilateral, radiological supervision and interpretation
71090     Insertion pacemaker, fluoroscopy and radiography, radiological supervision and interpretation
71100     Radiologic examination, ribs, unilateral; two views
71101     Radiologic examination, ribs, unilateral; including posteroanterior chest, minimum of three views
71110     Radiologic examination, ribs, bilateral; three views
71111     Radiologic examination, ribs, bilateral; including posteroanterior chest, minimum of four views
71120     Radiologic examination, sternum, minimum of two views
71130     Radiologic examination, sternoclavicular joint or joints, minimum of three views
71250     Computerized axial tomography, thorax; without contrast material
71260     Computerized axial tomography, thorax; with contrast material(s)
71270     Computerized axial tomography, thorax; without contrast material, followed by contrast material(s) and further sections
71550     Magnetic resonance (e.g., proton) imaging, chest (e.g., for evaluation of hilar and mediastinal lymphadenopathy)
71555     Magnet resonance angiography, chest (excluding myocardium), with or without  contrast material(s)

          SPINE AND PELVIS

72010     Radiologic examination, spine, entire, survey study, anteroposterior and lateral
72020     Radiologic examination, spine, single view, specify level
72040     Radiologic examination, spine, cervical; anteroposterior and lateral
72050     Radiologic examination, spine, cervical; minimum of four views
72052     Radiologic examination, spine, cervical; complete, including oblique and flexion and/or extension studies
72069     Radiologic examination, spine, thoracolumbar, standing (scoliosis)
72070     Radiologic examination, thoracic, anteroposterior and lateral
72072     Radiologic examination, spine; thoracic, anteroposterior and lateral, including swimmer's view of the cervicothoracic junction
72074     Radiologic examination, spine, thoracic, complete, including obliques, minimum of four views
72080     Radiologic examination, spine, thoracolumbar, anteroposterior and lateral
72090     Radiologic examination, spine, scoliosis study, including supine and erect studies
72100     Radiologic examination, spine, lumbosacral; anteroposterior and lateral
72110     Radiologic examination, spine, lumbosacral; complete, with oblique views
72114     Radiologic examination, spine, lumbosacral; complete, including bending views
72120     Radiologic examination, spine, lumbosacral; bending views only, minimum of four views
72125     Computerized axial tomography, cervical spine; without contrast material
72126     Computerized axial tomography, cervical spine; with contrast material(s)
72127     Computerized axial tomography, cervical spine; without contrast material, followed by contrast material(s) and further sections
72128     Computerized axial tomography, thoracic spine; without contrast material
72129     Computerized axial tomography, thoracic spine; with contrast material(s)
72130     Computerized axial tomography, thoracic spine; without contrast material, followed by contrast material(s) and further sections
72131     Computerized axial tomography, lumbar spine; without contrast material
72132     Computerized axial tomography, lumbar spine; with contrast material(s)
72133     Computerized axial tomography, lumbar spine; without contrast material, followed by contrast material(s) and further sections
72141     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, cervical; without contrast material
72142     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, cervical; with contrast material(s)













                 QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.

                                        Covered Services by CPT Code - Section 3
- --------------------------------------------------------------------------------

72146     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, thoracic; without contrast material
72147     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, thoracic; with contrast material(s)
72148     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, lumbar; without contrast material
72149     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, lumbar; with contrast material(s)
72156     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, without contrast material, followed by contrast material(s) and further sequences; cervical
72157     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, without contrast material, followed by contrast material(s) and further sequences; thoracic
72158     Magnetic resonance (e.g., proton) imaging, spinal canal and contents, without contrast material, followed by contrast material(s) and further sequences; lumbar
72159     Magnetic resonance angiography, spinal canal and contents, with or without contrast material(s)
72170     Radiologic examination, pelvis, anteroposterior only
72190     Radiologic examination, pelvis; complete, minimum of three views
72192     Computerized axial tomography, pelvis; without contrast material
72193     Computerized axial tomography, pelvis; with contrast material(s)
72194     Computerized axial tomography, pelvis; without contrast material, followed by contrast material(s) and further sections
72196     Magnetic resonance (e.g., proton) imaging, pelvis
72198     Magnetic resonance angiography, pelvis; with or without contrast material(s)
72200     Radiologic examination, sacroiliac joints; less than three views
72202     Radiologic examination, sacroiliac joints; three or more views
72220     Radiologic examination, sacrum and coccyx, minimum of two views
72240     Myelography, cervical; radiological supervision and interpretation
72255     Myelography, thoracic; radiological supervision and interpretation
72265     Myelography, lumbosacral; radiological supervision and interpretation
72270     Myelography, entire spinal canal; radiological supervision and interpretation
72285     Diskography, cervical; radiological supervision and interpretation
72295     Diskography, lumbar; radiological supervision and interpretation

          UPPER EXTREMITIES
73000     Radiologic examination, clavicle; complete
73010     Radiologic examination, scapula; complete
73020     Radiologic examination, shoulder; one view
73030     Radiologic examination, shoulder; complete, minimum of two views
73040     Radiologic examination, shoulder; arthrography, radiological supervision and interpretation
73050     Radiologic examination, acromioclavicular joints, bilateral, with or without weighted distraction
73060     Radiologic examination, humerus; minimum of two views
73070     Radiologic examination, elbow; anteroposterior and lateral views
73080     Radiologic examination, elbow; complete, minimum of three views
73085     Radiologic examination, elbow; arthrography, radiological supervision and interpretation
73090     Radiologic examination, forearm; anteroposterior and lateral views
73092     Radiologic examination, upper extremity, infant; minimum of two views
73100     Radiologic examination, wrist; anteroposterior and lateral views
73110     Radiologic examination, wrist; complete, minimum of three
73115     Radiologic examination, wrist; arthrography, radiological supervision and interpretation
73120     Radiologic examination, hand; two views
73130     Radiologic examination, hand; minimum of three views
73140     Radiologic examination, finger(s); minimum of two views
73200     Computerized axial tomography, upper extremity; without contrast material
73201     Computerized axial tomography, upper extremity; with contrast material(s)
73202     Computerized axial tomography, upper extremity; without contrast material, followed by contrast material(s) and further sections
73220     Magnetic resonance (e.g., proton) imaging, upper extremity, other than joint
73221     Magnetic resonance (e.g., proton) imaging, any joint of upper extremity
73225     Magnetic resonance angiography, upper extremity; with or without contrast material(s)




















                 QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.

                                        Covered Services by CPT Code - Section 3
- --------------------------------------------------------------------------------
          LOWER EXTREMITIES


73500     Radiologic examination, hip; unilateral, one view
73510     Radiologic examination, hip; complete, minimum of two views
73520     Radiologic examination, hips; bilateral, minimum of two views of each hip, including anteroposterior view of pelvis
73525     Radiologic examination, hip; arthrography, radiological supervision and interpretation
73530     Radiologic examination, hip; during operative procedure
73540     Radiologic examination, pelvis and hips, infant or child; minimum of two views
73550     Radiologic examination, femur; anteroposterior and lateral views
73560     Radiologic examination, knee; anteroposterior and lateral views
73562     Radiologic examination, knee; anteroposterior and lateral, with oblique(s), minimum of three views
73564     Radiologic examination, knee; complete, including oblique(s), and tunnel, and/or patellar and/or standing views
73565     Radiologic examination, knee; both knees, standing, anteroposterior
73580     Radiologic examination, knee; arthrography, radiological supervision and interpretation
73590     Radiologic examination, tibia and fibula, anteroposterior and lateral views
73592     Radiologic examination, lower extremity, infant; minimum of two views
73600     Radiologic examination, ankle; anteroposterior and lateral views
73610     Radiologic examination, ankle; complete, minimum of three views
73615     Radiologic examination, ankle; arthrography, radiological supervision and interpretation
73620     Radiologic examination, foot; anteroposterior and lateral views
73630     Radiologic examination, foot; complete, minimum of three views
73650     Radiologic examination, calcaneus, minimum of two views
73660     Radiologic examination, toe(s), minimum of two views
73700     Computerized axial tomography, lower extremity, without contrast material
73701     Computerized axial tomography, lower extremity, with contrast material(s)
73701     Computerized axial tomography, lower extremity, without contrast material, followed by contrast material(s) and further sections
73720     Magnetic resonance (e.g., proton) imaging, lower extremity, other than joint
73721     Magnetic resonance (e.g., proton) imaging, any joint of lower extremity
73725     Magnetic resonance, lower extremity, with or without contrast material(s)


          ABDOMEN

74000     Radiologic examination, abdomen; single anteroposterior view
74010     Radiologic examination, abdomen; anteroposterior and additional oblique and cone views
74020     Radiologic examination, abdomen; complete, including decubitus and/or erect views
74022     Radiologic examination, abdomen; complete acute abdomen series, including supine, erect, and/or decubitus views, upright PA chest
74150     Computerized axial tomography, abdomen; without contrast material
74160     Computerized axial tomography, abdomen; with contrast material(s)
74170     Computerized axial tomography, abdomen; without contrast material, followed by contrast material(s) and further sections
74181     Magnetic resonance (e.g., proton) imaging, abdomen
74185     Magnetic resonance angiography, abdomen; with or without contrast material(s)
74190     Pentoneogram (e.g., after injection of air or contrast), radiological supervision and interpretation


          GASTROENTEROLOGY TRACT

74210     Radiologic examination, pharynx and/or cervical esophagus
74220     Radiologic examination, esophagus
74230     Swallowing function, pharynx and/or esophagus, with cineradiography and/or video
74235     Removal of foreign body(s), esophageal, with use of balloon catheter, radiological supervision and interpretation
74240     Radiologic examination, gastrointestinal tract, upper; with or without delayed films, without KUB
74241     Radiologic examination, gastrointestinal tract, upper; with or without delayed films, with KUB
74245     Radiologic examination, gastrointestinal tract, upper; with small bowel, includes multiple serial films
74246     Radiologic examination, gastrointestinal tract, upper; air contrast, with specific high density barium, effervescent agent, with or without glucagon, with or without delayed films, without
          KUB
74246     Radiologic examination, gastrointestinal tract, upper; air contrast, with specific high density barium, effervescent agent, with or without glucagon, with or without delayed films, with KUB












                QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------

74249   Radiological examination, gastrointestinal tract, upper, air contrast, with specific high density barium, effervescent agent, with or without glucagon: with small bowel follow-through
74250   Radiologic examination, small bowel, includes multiple serial films:
74251   Radiologic examination, small bowel, includes multiple serial films: via enteroclysis tube
74260   Duodenography, hypotonic
74270   Radiologic examination, colon: barium enema, with or without KUB
74280   Radiologic examination, colon: air contrast with specific high density barium, with or without glucagon
74283   Barium enema, therapeutic, for reduction of intussusception
74290   Cholecystography, oral contrast:
74291   Cholecystography, oral contrast: additional or repeat examination or multiple day examination
74300   Cholangiography and/or pancreatography: intraoperative, radiological supervision and interpretation
74301   Cholangiography and/or pancreatography: additional set intraoperative, radiological supervision and interpretation
74305   Cholangiography and/or pancreatography: postoperative, radiological supervision and interpretation
74320   Cholangiography, percutaneous, transhepatic, radiological supervision and interpretation
74327   Postoperative biliary duct stone removal, percutaneous via T-tube tract, basket or snare (eg. Burhenne technique), radiological supervision and interpretation
74328   Endoscopic catheterization of the biliary ductal system, radiological supervision and interpretation
74329   Endoscopic catheterization of the pancreatic ductal system, radiological supervision and interpretation
74330   Combined endoscopic catheterization of the biliary and pancreatic ductal systems, radiological supervision and interpretation
74340   Introduction of long gastrointestinal tube (eg. Miller-Abbott), including multiple fluoroscopies and films, radiological supervision and interpretation
74350   Percutaneous placement of gastrostomy tube, radiological supervision and interpretation
74355   Percutaneous placement of enteroclysis tube, radiological supervision and interpretation
74360   Intraluminal dilation of strictures and/or obstructions (eg. esophagus), radiological supervision and interpretation
74363   Percutaneous transhepatic dilatation of biliary duct stricture with or without placement of stent, radiological supervision and interpretation

        URINARY TRACT
74400   Urography (pyelography), intravenous, with or without KUB, with or without tomography:
74405   Urography (pyelography), intravenous, with or without KUB, with or without tomography: with special hypertensive contrast concentration and/or clearance studies
74410   Urography, infusion, drip technique and/or bolus technique:
74415   Urography, infusion, drip technique and/or bolus technique: with nephrotomography
74420   Urography, retrograde, with or without KUB
74425   Urography, antegrade, (pyelostogram, nephrostogram, loopogram), radiological supervision and interpretation
74430   Cystography, minimum of three views, radiological supervision and interpretation
74440   Vasography, vesiculography, or epididymography, radiological supervision and interpretation
74445   Corpora cavernosography, radiological supervision and interpretation
74450   Urethrocystography, retrograde, radiological supervision and interpretation
74455   Urethrocystography, voiding, radiological supervision and interpretation
74470   Radiologic examination, renal cyst study, translumbar, contrast visualization, radiological supervision and interpretation
74475   Introduction of intracatheter or catheter into renal pelvis for drainage and/or injection, percutaneous, radiological supervision and interpretation
74480   Introduction of ureteral catheter or stent into ureter through renal pelvis for drainage and/or injection, percutaneous, radiological supervision and interpretation
74485   Dilation of nephrostomy, ureters, or urethra, radiological supervision and interpretation

        GYNECOLOGY AND OBSTETRICS
74710   Pelvimetry, with or without placental localization
74740   Hysterosalpingography, radiological supervision and interpretation
74742   Transcervical catheterization of fallopian tube, radiological supervision and interpretation
74775   Perineogram (eg. vaginogram, for sex determination or extent of anomalies)

        AORTA & ARTERIES
75552   Cardiac magnetic resonance imaging for morphology: without contrast material
75553   Cardiac magnetic resonance imaging for morphology: with contrast material
75554   Cardiac magnetic resonance imaging for function, with or without morphology: complete study eg. multiple chambers)



















- --------------------------------------------------------------------------------
          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------

75555   Cardiac magnetic resonance imaging for function, with or without morphology: limited study (eg. single chamber)
75556   Cardiac magnetic resonance imaging for velocity flow mapping
75600   Aortography, thoracic, without serialography, radiological supervision and interpretation
75605   Aortography, thoracic, by serialography, radiological supervision and interpretation
75625   Aortography, abdominal, by serialography, radiological supervision and interpretation
75630   Aortography, abdominal plus bilateral iliofemoral lower extremity, catheter, by serialography, radiological supervision and interpretation
75650   Angiography, cervicocerebral, catheter, including vessel origin, radiological supervision and interpretation
75658   Angiography, brachial, retrograde, radiological supervision and interpretation
75660   Angiography, external carotid, unilateral, selective, radiological supervision and interpretation
75662   Angiography, external carotid, bilateral, selective, radiological supervision and interpretation
75665   Angiography, carotid, cerebral, unilateral, radiological supervision and interpretation
75671   Angiography, carotid, cerebral, bilateral, radiological supervision and interpretation
75676   Angiography, carotid, cervical, unilateral, radiological supervision and interpretation
75680   Angiography, carotid, cervical, bilateral, radiological supervision and interpretation
75685   Angiography, carotid, cervical, bilateral, radiological supervision and interpretation
75705   Angiography, vertebral, cervical, and/or intracranial, radiological supervision and interpretation
75710   Angiography, extremity, unilateral, radiological supervision and interpretation
75716   Angiography, extremity, bilateral, radiological supervision and interpretation
75722   Angiography, renal, unilateral, selective (including flush aortogram), radiological supervision and interpretation
75724   Angiography, renal, bilateral, selective (including flush aortogram), radiological supervision and interpretation
75726   Angiography, visceral, selective or supraselective, (with or without flush aortogram), radiological supervision and interpretation
75731   Angiography, adrenal, unilateral, selective, radiological supervision and interpretation
75733   Angiography, adrenal, bilateral, selective, radiological supervision and interpretation
75736   Angiography, pelvic, selective or supraselective, radiological supervision and interpretation
75741   Angiography, pulmonary, unilateral, selective, radiological supervision and interpretation
75743   Angiography, pulmonary, bilateral, selective, radiological supervision and interpretation
75746   Angiography, pulmonary, by nonselective catheter or venous injection, radiological supervision and interpretation
75756   Angiography, internal mammary, radiological supervision and interpretation
75774   Angiography, selective, each additional vessel studied after basic examination, radiological supervision and interpretation
75790   Angiography, arteriovenous shunt (eg. dialysis patient), radiological supervision and interpretation

        VEINS & LYMPHATICS
75801   Lymphangiography, extremity only, unilateral, radiological supervision and interpretation
75803   Lymphangiography, extremity only, bilateral, radiological supervision and interpretation
75805   Lymphangiography, pelvic/abdominal, unilateral, radiological supervision and interpretation
75807   Lymphangiography, pelvic/abdominal, bilateral, radiological supervision and interpretation
75809   Shuntogram for investigation of previously placed indwelling nonvascular shunt (eg. LeVeen shunt, ventriculoperitoneal shunt), radiological supervision and interpretation
75810   Splenoportography, radiological supervision and interpretation
75820   Venography, extremity, unilateral, radiological supervision and interpretation
75822   Venography, extremity, bilateral, radiological supervision and interpretation
75825   Venography, caval, inferior, with serialography, radiological supervision and interpretation
75827   Venography, caval, superior, with serialography, radiological supervision and interpretation
75831   Venography, renal, unilateral, selective, radiological supervision and interpretation
75833   Venography, renal, bilateral, selective, radiological supervision and interpretation
75840   Venography, adrenal, unilateral, selective, radiological supervision and interpretation
75842   Venography, adrenal, bilateral, selective, radiological supervision and interpretation
75860   Venography, sinus or jugular, catheter, radiological supervision and interpretation
75870   Venography, superior sagittal sinus, radiological supervision and interpretation
75872   Venography, epidural, radiological supervision and interpretation
75880   Venography, orbital, radiological supervision and interpretation
75887   Percutaneous transhepatic portography without hemodynamic evaluation, radiological supervision and interpretation
75889   Hepatic venography, wedged or free, with hemodynamic evaluation, radiological supervision and interpretation
75891   Hepatic Venography, wedged or free, without hemodynamic evaluation, radiological supervision and interpretation
75893   Venous sampling through catheter, with or without angiography (eg. for parathyroid hormone, renin), radiological supervision and interpretation


















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- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


        TRANSCATHETER & BIOPSY

75894   Transcatheter therapy, embolization, any method, radiological supervision and interpretation
75896   Transcatheter therapy, infusion, any method (eg. thrombolysis other than coronary), radiological supervision and interpretation
75898   Angiogram through existing catheter for follow-up study for transcatheter therapy, embolization or infusion
75900   Exchange of a previously placed arterial catheter during thrombolytic therapy with contrast monitoring, radiological supervision and interpretation
75940   Percutaneous placement of IVC filter, radiological supervision and interpretation
75960   Transcatheter introduction of intravascular stent(s), (non-coronary vessel), percutaneous and/or open, radiological supervision and interpretation, each vessel
75961   Transcatheter retrieval, percutaneous, of intravascular foreign body (eg. fractured venous or arterial catheter), radiological supervision and interpretation
75962   Transluminal balloon angioplasty, peripheral artery, radiological supervision and interpretation
75964   Transluminal balloon angioplasty, each additional perpheral artery, radiological supervision and interpretation
75966   Transluminal balloon agnioplasty, renal or other visceral artery, radiological supervision and interpretation
75968   Transluminal balloon angioplasty, each additional visceral artery, radiological supervision and interpretation
75970   Transcatheter biopsy, radiological supervision and interpretation
75978   Transluminal balloon angioplasty, venous (eg. subclavian stenosis), radiological supervision and interpretation
75980   Percutaneous transhepatic biliary drainage with contrast monitoring, radiological supervision and interpretation
75982   Percutaneous placement of drainage catheter for combined internal and external biliary drainage or of a drainage stent for internal biliary drainage in patients with an inoperable mechanical biliary obstruction, radiological supervision and interpretation
75984   Change of percutaneous tube or drainage catheter with contrast monitoring (eg. gastrointestinal system, genitourinary system) abscess, radiological supervision and interpretation
75989   Radiological guidance for percutaneous drainage of abscess, or specimen collection (ie, fluoroscopy, ultrasound, or computed tomography), with or without placement of indwelling catheter, radiological supervision and interpretation

        TRANSLUMINAL ATHERECTOMY
75992   Transluminal atherectomy, peripheral artery, radiological supervision and interpretation
75993   Transluminal atherectomy, each additional peripheral artery, radiological supervision and interpretation
75994   Transluminal atherectomy, renal, radiological supervision and interpretation
75995   Transluminal atherectomy, visceral, radiological supervision and interpretation
75996   Transluminal atherectomy, each additional visceral artery, radiological supervision and interpretation

        MISCELLANEOUS
76000   Fluoroscopy (separate procedure), up to one hour physician time, other than 71023 or 71034 (eg. cardiac fluoroscopy
76001   Fluoroscopy, physician time more than one hour, assisting a non-radiologic physician (eg. nephrostolithotomy, ERCP, bronchoscopy, transbronchial biopsy)
76003   Fluoroscopic localization for needle biopsy or fine needle aspiration
76010   Radiologic examination from nose to rectum for foreign body, single film, child
76020   Bone age films
76040   Bone length studies (orthoroentgenogram, scanogram)
76061   Radiologic examination, osseous survey: limited (eg. for metastases)
76062   Radiologic examination, osseous survey: complete (axial and appendicular skeleton)
76065   Radiologic examination osseous survey, infant
76066   Joint survey, single view, one or more joints (specify)
76070   Computerized tomography, bone density study
76075   Dual energy x-ray absorptiometry (DEXA), bone density study
76080   Radiologic examination, fistula or sinus tract study, radiological supervision and interpretation
76086   Mammary ductogram or galactogram, single duct, radiological supervision and interpretation
76088   Mammary ductogram or galactogram, multiple ducts, radiological supervision and interpretation
76090   Mammography, unilateral
76091   Mammography, bilateral
76092   Screening mammography, bilateral (two view film study of each breast)
76093   Magnetic resonance imaging, breast, without and/or with contrast material(s) unilateral
76094   Magnetic resonance imaging, breast, without and/or with contrast material(s): bilateral
76095   Stereotactic localization for breast biopsy, each lesion, radiological supervision and interpretation























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          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


76096   Preoperative placement of needle localization wire, breast, radiological supervision and interpretation
76098   Radiological examination, surgical specimen
76100   Radiologic examination, single plane body section (eg. tomography), other than with urography
76101   Radiologic examination, complex motion (ie. hypercycloidal) body section (eg. mastoid polytomography, other than with urography, unilateral
76102   Radiologic examination, complex motion (ie. hypercycloidal) body section (eg. mastoid polytomography, other than with urography, bilateral
76120   Cineradiography, except where specifically included
76125   Cineradiography to complement routine examination
76140   Consultation on x-ray examination made elsewhere, written report
76150   Xeroradiography
76350   Subtraction in conjunction with contrast studies
76355   Computerized tomography guidance for stereotactic localization
76360   Computerized tomography guidance for needle biopsy, radiological supervision and interpretation
76365   Computerized tomography guidance for cyst aspiration, radiological supervision and interpretation
76375   Computerized tomography, coronal, sagittal, multiplanar, oblique and/or 3-dimensional reconstruction
76380   Computerized tomography, limited or localized follow-up study
76400   Magnetic resonance (eg. proton) imaging, bone marrow blood supply
76499   Unlisted diagnostic radiologic procedure

        HEAD AND NECK
76506   Echoencephalography, B-scan and/or real time with image documentation (gray scale) (for determination of ventricular size, delineation of cerebral contents and detection of fluid masses or other intracranial abnormalities), including A-mode encephalography as secondary component where indicated
76511   Ophthalmic ultrasound, echography, diagnostic: A-scan only, with amplitude quantification
76512   Ophthalmic ultrasound, echography, diagnostic: contact B-scan (with or without simultaneous A-scan)
76513   Ophthalmic ultrasound, echography, diagnostic: immersion (water bath) B-scan
76516   Ophthalmic biometry by ultrasound echography, A-scan:
76519   Ophthalmic biometry by ultrasound echography, A-scan: with intraocular lens power calculation
76529   Ophthalmic ultrasonic foreign body localization
76536   Echography, soft tissues of head and neck (eg. thyroid, parathyroid, parotid), B-scan and/or real time with image documentation

        CHEST
76604   Echography, chest, B-scan (includes mediastinum) and/or real time with image documentation
76645   Echography, breast(s) (unilateral or bilateral), B-scan and/or real time with image documentation

        ABDOMEN AND RETROPERITONEUM
76700   Echography, abdominal, B-scan and/or real time with image documentation: complete
76770   Echography, retroperitoneal (eg. renal, aorta, nodes), B-scan and/or real time with image documentation: complete
76775   Echography, retroperitoneal (eg. renal, aorta, nodes), B-scan and/or real time with image documentation: limited
76778   Echography of transplanted kidney, B-scan and/or real time with image documentation, with or without duplex Doppler studies

        SPINAL CANAL
76800   Echography, spinal canal and contents

        PELVIS
76805   Echography, pregnant uterus, B-scan and/or real time with image documentation: complete (complete fetal and maternal evaluation)
76810   Echography, pregnant uterus, B-scan and/or real time with image documentation: complete (complete fetal and maternal evaluation), multiple gestation, after the first trimester
76815   Echography, pregnant uterus, B-scan and/or real time with image documentation: limited (gestational age, heart beat, placental location, fetal position, or emergency in the delivery room)
76816   Echography, pregnant uterus, B-scan and/or real time with image documentation: follow-up or repeat
76818   Fetal biophysical profile
76825   Echocardiography, fetal, cardiovascular system, real time with image documentation (2D) with or without M-mode recording
76826   Echocardiography, fetal, cardiovascular system, real time with image documentation (2D) with or without M-mode recording:
        follow-up or repeat study
76827   Doppler echocardiography, fetal, cardiovascular system, pulsed wave and/or continuous wave with spectral display: complete
76828   Doppler echocardiography, fetal, cardiovascular system, pulsed wave and/or continuous wave with spectral display: follow-
        up or

















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          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


        repeat study
76830   Echography, transvaginal
76856   Echography, pelvic (nonobstetric). B-scan and/or real time with image documentation: complete
76857   Echography, pelvic (nonobstetric). B-scan and/or real time with image documentation: limited or follow-up (eg. for follicles)

        GENITALIA
76870   Echography, scrotum and contents
76872   Echography, transrectal

        EXTREMITIES
76880   Echography, extremity, non-vascular. B-scan and/or real time with image documentation

        ULTRASONIC GUIDANCE PROCEDURES
76930   Ultrasonic guidance for pericardiocentesis, radiological supervision and interpretation
76932   Ultrasonic guidance for endomyocardial biopsy, radiological supervision and interpretation
76934   Ultrasonic guidance for thoracentesis or abdominal paracentesis, radiological supervision and interpretation
76936   Unilateral Guidance compression repair of arterial pseudoaneurysm or arteriovenous fistulae (includes diagnostic ultrasound evaluation, compression of lesion and imaging)
76938   Ultrasonic guidance for cyst (any location), or renal pelvis aspiration, radiological supervision and interpretation
76941   Ultrasonic guidance for intrauterine fetal transfusion or cordocentesis, radiological supervision and interpretation
76942   Ultrasonic guidance for needle biopsy, radiological supervision and interpretation
76945   Ultrasonic guidance for chorionic villus sampling, radiological supervision and interpretation

        MISCELLANEOUS
76946   Ultrasonic guidance for amniocentesis, radiological supervision and interpretation
76948   Ultrasonic guidance for aspiration of ova, radiological supervision and interpretation
76970   Ultrasound study follow-up (specify)
76975   Gastrointestinal endoscopic ultrasound, radiological supervision and intrepretation
76986   Echography, intraoperative
76999   Unlisted ultrasound procedure

        ENDOCRINE
78000   Thyroid uptake: single determination
78001   Thyroid uptake: multiple determinations
78003   Thyroid uptake: stimulation, suppression or discharge (not including initial uptake studies)
78006   Thyroid imaging, with uptake: single determination
78007   Thyroid imaging, with uptake: multiple determinations
78010   Thyroid imaging: only
78011   Thyroid imaging: with vascular flow
78015   Thyroid carcinoma metastases imaging: limited area (eg. neck and chest only)
78016   Thyroid carcinoma metastases imaging: with additional studies (eg. urinary recovery)
78017   Thyroid carcinoma metastases imaging: multiple areas
78018   Thyroid carcinoma metastases imaging: whole body
78070   Parathyroid imaging
78075   Adrenal imaging, cortex and/or medulla
78099   Unlisted endocrine procedure, diagnostic nuclear medicine

        HEMATOPOIETIC, RETICULOENDOTHELIAL AND LYMPHATIC SYSTEM
78102   Bone marrow imaging: limited area
78103   Bone marrow imaging: multiple areas
78104   Bone marrow imaging: whole body
78110   Plasma volume, radiopharmaceutical volume-dilution technique (separate procedure): single sampling
78111   Plasma volume, radionuclide volume-dilution technique (separate procedure): multiple samplings
78120   Red cell volume determination (separate procedure): single sampling
78121   Red cell volume determination (separate procedure): multiple samplings


















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          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


78122   Whole blood volume determination, including separate measurement of plasma volume and red cell volume (radiopharmaceutic volume-dilution technique)
78130   Red cell survival study
78135   Red cell survival study: differential organ/tissue kinetics, (eg. splenic and/or hepatic sequestration)
78140   Labelled red cell sequestration, differential organ/tissue, (eg. splenic and/or hepatic)
78160   Plasma radioiron disappearance (turnover) rate
78162   Radioiron oral absorption
78170   Radioiron red cell utilization
78172   Chelatable iron for estimation of total body iron
78185   Spleen imaging only, with or without vascular flow
78190   Kinetics, study of platelet survival, with or without differential organ/tissue localization
78191   Platelet survival study
78195   Lymphatics and lymph glands imaging
78199   Unlisted hematopoietic, reticuloendothelial and lymphatic procedure, diagnostic nuclear medicine

        GASTROENTEROLOGY SYSTEM
78201   Liver imaging static only
78202   Liver imaging with vascular flow
78205   Liver imaging (SPECT)
78215   Liver and spleen imaging; static only
78216   Liver and spleen imaging; with vascular flow
78220   Liver function study with hepatobiliary agents, with serial images
78223   Hepatobiliary ductal system imaging, including gallbladder, with or without pharmacologic intervention, with or without quantitative measurement of gallbladder function
78230   Salivery gland imaging;
78231   Salivery gland imaging; with serial images
78232   Salivery gland function study
78258   Esophageal motility
78261   Gastric emptying study
78262   Gastroesophageal reflux study
78264   Gastric mucosa imaging
78270   Vitamin B-12 absorption study (eg. Schilling test); without intrinsic factor
78271   Vitamin B-12 absorption study (eg. Schilling test); with intrinsic factor
78272   Vitamin B-12 absorption studies combined, with and without intrinsic factor
78278   Acute gastrointestinal blood loss imaging
78282   Gastrointestinal protein loss
78290   Bowel imaging (eg. ectopic gastric mucosa. Meckel's localization, volvulus)
78291   Peritoneal-venous shunt patency test (eg. for LeVeen. Denver shunt)
78299   Unlisted gastrointestinal procedure, diagnostic nuclear medicine

        MUSCULOSKELETAL SYSTEM
78300   Bone and/or joint imaging; limited area
78305   Bone and/or joint imaging; multiple areas
78306   Bone and/or joint imaging; whole body
78315   Bone and/or joint imaging; three phase study
78320   Bone and/or joint imaging; tomographic (SPECT)
78350   Bone density (bone mineral content) study; single photon absorptometry
78351   Bone density (bone mineral content) study; dual photon absorptometry
78399   Unlisted musculoskeletal procedure, diagnostic nuclear medicine

        CARDIOVASCULAR SYSTEM
78414   Determination of central c-v hemodynamics (non-imaging) (eg. ejection fraction with probe technique) with or without pharmacologic intervention or exercise, single or multiple determinations
78428   Cardiac shunt detection
78445   Vascular flow imaging (ie, angiography, venography)















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          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


78455   Venous thrombosis study (eg. radioactive fibrinogen)
78457   Venous thrombosis imaging (eg, venogram): unilateral
78458   Venous thrombosis imaging (eg, venogram): bilateral
78460   Myocardial perfusion imaging: single study, at rest or stress (exercise and/or pharmacologic), qualitative or quantitative
78461   Myocardial perfusion imaging; multiple studies, ast rest and/or stress (exercise and/or pharmacologic), and redistribution and/or ?? injection, qualitative or quantitative
78464   Myocardial perfusion imaging: tomographic (SPECT), single study at rest or stress (exercise and/or pharmacologic), with or without quantitation
78465   Myocardial perfusion imaging; tomographic (SPECT), multiple studies, at rest and/or stress (exercise and/or pharmacologic and redistribution and/or rest injection, qualitative or quantitative
78466   Myocardial imaging, infarct avid, planar; qualitative or quantitative
78468   Myocardial imaging, infarct avid, planar; with injection fraction by first class technique
78469   Myocardial imaging, infarct avid, planar; tomographic SPECT with or without quantitation
78472   Cardiac blood pool imaging, gated equilibrium; single study at rest or stress, (exercise and/or pharmacologic), wall motion study plus ejection fraction with or without additional quantitative processing
78473   Cardiac blood pool imaging, gated equilibrium: multiple studies, wall motion study plus ejection fraction, at rest and stress (with exercise and/or pharmacologic), with or without additional quantification
78480   Myocardial perfusion study with ejection fraction (list separately in addition to code for primary procedure) (Use only for codes 78460, 78461, 78464, 78465)
78481   Cardiac blood pool imaging, first pass technique: single study, at rest or during stress, (exercise and/or pharmacologic), wall motion study plus ejection fraction, with or without additional quantitative processing
78483   Cardiac blood pool imaging, first pass technique: multiple studies, at rest or during stress, (exercise and/or pharmacologic), wall motion study plus ejection fraction, with or without additional quantitative processing
78499   Unlisted cardiovascular procedure, diagnostic nuclear medicine

        RESPIRATORY SYSTEM
78580   Pulmonary perfusion imaging, particulate
78584   Pulmonary perfusion imaging, particulate, with ventilation: single breath
78585   Pulmonary perfusion imaging, particulate, with ventilation: rebreathing and washout, with or without single breath
78586   Pulmonary ventilation imaging, aerosol: single projection
78587   Pulmonary ventilation imaging, aerosol: multiple projections (eg. anterior, posterior, lateral views)
78591   Pulmonary ventilation imaging, gaseous, single breath, single projection
78593   Pulmonary ventilation imaging, gaseous, with rebreathing and washout with or without single breath: single projection
78594   Pulmonary ventilation imaging, gaseous, with rebreathing and washout with or without single breath; multiple projections
        (eg. anterior, posterior, lateral views)
78596   Pulmonary quantitative differential function (ventilation/perfusion study
78599   Unlisted respiratory procedure, diagnostic nuclear medicine

        NERVOUS SYSTEM
78600   Brain imaging, limited procedure: static
78601   Brain imaging, limited procedure: with vascular flow
78605   Brain imaging, complete study: static
78606   Brain imaging, complete study: with vascular flow
78607   Brain imaging, complete study: tomographic (SPECT)
78608   Brain imaging, positron emission tomography (PET), metabolic evaluation
78609   Brain imaging, positron emission tomography (PET), perfusion evaluation
78610   Brain imaging, vascular flow only
78615   Cerebral blood flow
78630   Cerebrospinal fluid flow, imaging (not including introduction of material); cisternography
78635   Cerebrospinal fluid flow, imaging (not including introduction of material); shunt evaluation
78645   Cerebrospinal fluid flow, imaging (not including introduction of material); shunt evaluation
78647   Cerebrospinal fluid flow, imaging (not including introduction of material); tomographic (SPECT)
78650   CSF leakage detection and localization
78652   CSF leakage detection and localization tomographic (ECT)
78655   Radiopharmaceutical identification of eye tumor














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          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


78660   Radiopharmaceutical dacryocystography
78699   Unlisted nervous system procedure, diagnostic nuclear medicine

        GENITOURINARY SYSTEM
78700   Kidney imaging; static only
78701   Kidney imaging; with vascular flow
78704   Kidney imaging; with function study (ie, imaging renogram)
78707   Kidney imaging: with vascular flow and function study
78710   Kidney imaging: static only, tomographic (SPECT)
78715   Kidney vascular flow only
78225   Kidney function study without pharmacologic intervention
78726   Kidney function study including pharmacologic intervention
78727   Kidney transplant evaluation
78730   Urinary bladder residual study
78740   Ureteral reflux study (radiopharmaceutical voiding cystogram)
78760   Testicular imaging
78761   Testicular imaging; with vascular flow
78799   Unlisted genitourinary procedure, diagnostic nuclear medicine

        MISCELLANEOUS
78800   Radiopharmaceutical localization of tumor; limited area
78801   Radionuclide localization of tumor; multiple areas
78802   Radionuclide localization of tumor; whole body
78803   Radiopharmaceutical localization of tumor; limited area tomographic (SPECT)
78805   Radiopharmaceutical localization of abscess; limited area
78806   Radionuclide localization of abscess; whole body
78807   Radiopharmaceutical localization of abscess, SPECT
78890   Generation of automated data: interactive process involving nuclear physician and/or allied health professional personnel;
        simple manipulations and interpretation, not to exceed 30 minutes
78891   Generation of automated data: interactive process involving nuclear  physician and/or allied health professional personnel;  complex manipulations and interpretation, exceeding 30 minutes
78990   Provision of diagnostic radiopharmaceuticals(s)
78999   Unlisted miscellaneous procedure, diagnostic nuclear medicine


                                     90000 SERIES

        NON-INVASIVE VASCULAR STUDIES
93875   Noninvasive physiologic studies of extracranial arteries, complete bilateral study (eg. periorbital flow direction with arterial compression, ocular pneumoplethysmography, Doppler ultrasound spectra analysis)
93880   Duplex scan of extracranial arteries; complete bilateral study
93882   Duplex scan of extracranial arteries; unilateral or limited study
93886   Transcranial Doppler study of the intracranial arteries: complete study
93888   Transcranial Doppler study the intracranial arteries; limited study  single level, bilateral (eg. ankle/brachial indices. Doppler waveform
93922   Noninvasive physiologic studies of upper or lower extremity arteries, analysis, volume plethysmography, transcutaneous oxygen tension measurement)
93923   Non-invasive physiologic studies of upper or lower extremity arteries multiple levels or with provocative functional maneuvers, complete Doppler waveform analysis, segmental volume plethysmography, segmental transcutaneous oxygen tension measurements, measurements with postural provocative tests, measurements with reactive hyperemia)
93924   Non-invasive physiologic studies of lower extremity arteries, at rest and following treadmill stress testing, complete bilateral study
93925   Duplex scan of lower extremity arteries or arterial bypass grafts; complete bilateral study

93926   Duplex scan of lower extremity arteries or arterial bypass grafts: unilateral or limited study

93930   Duplex scan of lower extremity arteries or arterial bypass grafts: complete bilateral study
93931   Duplex scan of upper extremity arteries or arterial bypass grafts: unilateral or limited study

93965   Non-invasive physiologic studies of extremity veins, complete bilateral study (eg. Doppler waveform analysis with responses top compression and other maneuvers, phleborneography, impedance plethysmography)
















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          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                        COVERED SERVICES BY CPT CODE - SECTION 3
- --------------------------------------------------------------------------------


93970   Duplex scan of extremity veins including responses to compression and other maneuvers; complete bilateral study
93971   Duplex scan of extremity veins including responses to compression and other maneuvers; unilateral or limited study

93975   Duplex scan of arterial inflow and venous outflow of abdominal, pelvic, and/or retroperitoneal organs, complete study

93976   Duplex scan of arterial inflow and venous outflow of abdominal, pelvic, and/or retroperitoneal organs, limited study

93978   Duplex scan of aorta, inferior vena cava, iliac vasculature, or bypass grafts; complete study

93979   Duplex scan of aorta, inferior vena cava, iliac vasculature, or bypass grafts; unilateral or limited study

93980   Duplex scan of arterial inflow and venous outflow of penile vessels; complete study
93981   Duplex scan of arterial inflow and venous outflow of penile vessels; follow-up or limited study
93990   Duplex scan of hemodialysis access (including arterial inflow, body of access and venous outflow)

        MISCELLANEOUS
99070   Supplies and materials (except spectacles), provided by the physician over and above those usually included with the office visit or other services rendered (list drugs, trays, supplies or materials provided)





















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
                                                ASSOCIATED CPT CODES - SECTION 5
- --------------------------------------------------------------------------------

                              COVERED ASSOCIATED PROCEDURES

        Any technical services provided in conjunction with a covered study are not billable to the CIGNA. These associated charges, when performed by a radiologist, are considered to be covered by the MEDICON program (eg, cystography 74430, ??? procedure for cystography 51600 is covered).

CPT
CODE    PROCEDURE

19290   Preoperative placement of needle localization wire, breast
19291   Preoperative placement of needle localization wire, breast; each additional lesion
20501   Injection of sinus tract diagnostic (sinogram)
21116   Injection procedure for temporomandibular joint arthrography
23350   Injection procedure for shoulder arthropathy
24220   Injection procedure for elbow arthrography
25246   Injection procedure for wrist arthrography
27093   Injection procedure for hip arthrography; without anesthesia
27095   Injection procedure for hip arthrography; with anesthesia
27370   Injection procedure for knee arthrography
27648   Injection procedure for ankle arthrography
31656   Bronchoscopy; with injection of contrast material for segmental bronchography (fiberscope only)
31708   Instillation of contrast material for laryngography or bronchography, without catheterization
31710   Catheterization for bronchography, with or without instillation of contrast material
31715   Transtracheal injection for bronchography
36005   Injection procedure for contrast venography (including introduction of needle or intracatheter
36010   Introduction of catheter, superior or inferior vena cava
36011   Selective catheter placement, venous system; first order branch (eg, renal vein, jugular vein)
36012   Selective catheter placement, venous system: second order, or more selective, branch (eg, left adrenal vein, petrosal sinus)
36013   Introduction of catheter, right heart or main pulmonary artery
36014   Selective catheter placement, left or right pulmonary artery
36015   Selective catheter placement, segmental or subsegmental pulmonary artery
36100   Introduction of needle or intracatheter: carotid or vertebral artery
36120   Introduction of needle or intracatheter: retrograde brachial artery
36140   Introduction of needle or intracatheter: extremity artery
36145   Introduction of needle or intracatheter: arteriovenous shunt created for dialysis (cannula, fistula, or graft)
36160   Introduction of needle or intracatheter: aortic or translumbar
36200   Introduction of catheter, aorta
36215   Selective catheter placement, arterial system: each first order thoracic or brachiocephalic branch, within a vascular family
36216   Selective catheter placement, arterial system; initial second order thoracic or brachiocephalic branch, within a vascular family
36217   Selective catheter placement, arterial system; initial third order or more selective thoracic or brachiocephalic branch, within a vascular family
36218   Selective catheter placement, arterial system; additional second order, third order, and beyond, thoracic or brachiocephalic branch, within a vascular family (use in addition to 36216 or 36217 as appropriate)
36245   Selective catheter placement, arterial system; each first order abdominal, pelvic or lower extremity artery branch, within a vascular family
36247   Selective catheter placement, arterial system; initial third order or more selective abdominal, pelvic, or lower extremity artery branch, within a vascular family
36248   Selective catheter placement, arterial system; additional second order, third order, and beyond, abdominal, pelvic, or lower extremity artery branch, within a vascular family (use in addition to 36246 or 36247 as appropriate)
36400   Venipuncture, under age 3 years; femoral, jugular or sagittal sinus
36405   Venipuncture, under age 3 years; scalp vein
36406   Venipuncture, under age 3 years; other vein
36415   Routine venipuncture or finger/heel/ear stick for collection of specimen(s)
36500   Venous catheterization for selective organ blood sampling
38200   Injection procedure for splenoportography
38790   Injection procedure for lymphangiography
42550   Injection procedure for sialography
47500   Injection procedure for percutaneous transhepatic cholangiography























- --------------------------------------------------------------------------------
          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                                ASSOCIATED CPT CODES - SECTION 5
- --------------------------------------------------------------------------------


47630   Biliary duct stone extraction, percutaneous via T-tube tract, basket or snare (eg, Burhenne technique)
50390   Aspiration and/or injection of renal cyst or pelvis by needle, percutaneous
50394   Injection procedure for pyelography (as nephrosiogram, pyelosiogram, antegrade pyeloureterograms) through nephrostomy or pyelosiogram indwelling ureteral catheter (For radiological supervision and intrepretation, see 74425)
50684   Injection procedure for ureterography or ureteropyelography through ureterostomy or indwelling ureteral catheter
50690   Injection procedure for visualization of ileal conduit and/or ureteropyelography, exclusive of radiologic service
50959   Ureteral endoscopy through established ureterostomy, with or without irrigation, instillation, or ureteropyelography, exclusive of radiologic service with insertion of radioactive substance, with or without biopsy and/or fulguration (not including provision of material)
51600   Injection procedure for cystography or voiding urethrocystography
51605   Injection procedure and placement of chain for contrast and/or chain urethrocystography
51610   Injection procedure for retrograde urethrocystography
54230   Injection procedure for corpora cavernosography
55300   Vasotomy for vasograms, seminal vesiculogrrams, or epididymograms, unilateral or bilateral
58340   Injection procedure for hysterosalpingography
61055   Cisternal or lateral cervical (C1-C2) puncture: with injection of drug or other substance for diagnosis or treatment (eg,
        C1-C2)
62270   Spinal puncture, lumbar, diagnostic
62284   Injection procedure for myelography and/or computerized axial tomography, spinal (other than C1-C2 and posterior fossa)
62290   Injection procedure for diskography, each level; lumbar
62291   Injection procedure for diskography, each level; cervical
68850   Injection of contrast medium for dacryocystography
























- --------------------------------------------------------------------------------
          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                              HOSPITAL REVENUE CODES - SECTION 6
- --------------------------------------------------------------------------------


                REVENUE CODES ASSOCIATED WITH HOSPITAL PROCEDURES

        Detail listing of corresponding CPT codes available.
        REVENUE CODED CLAIMS ARE USED FOR PRE-ANALYSIS PURPOSES ONLY:  MEDICON
        ----------------------------------------------------------------------
        REQUIRES SUBMISSION OF CLAIMS TO BE CPT CODED FOR PAYMENT PURPOSES
        ------------------------------------------------------------------

255     Drugs Incident to Radiology
320     Diagnostic Radiology - General
321     Diagnostic Radiology - Angiocardiography
322     Diagnostic Radiology - Arthrography
323     Diagnostic Radiology - Arteriography
324     Diagnostic Radiology - Chest X-Ray
329     Other Diagnostic Radiology
340     Nuclear Medicine - General
341     Nuclear Medicine - Diagnostic
350     CT Scan - General
351     CT Scan - Head
352     CT Scan - Body
359     Other CT Scans
360     General Surgery
361     Minor Surgery - Interventional Radiology
369     Other OR Services
371     Anesthesia Incident to Radiology
400     Other Imaging Services - General
401     Other Imaging Services - Diagnostic Mammography
402     Other imaging Services - Ultrasound
403     Other Imaging Services - Screening Mammography
404     Other Imaging Services - PET
409     Other Imaging Services
610     Magnetic Resonance Imaging - General
611     Magnetic Resonance Imaging - Brain
612     Magnetic Resonance Imaging - Other
621     Supplies Incident to Radiology
636     Drugs Requiring Detailed Coding
921     Other Diagnostic Services - Peripheral Vascular Lab
972     Professional Fees - Diagnostic Radiology
974     Professional Fees - Nuclear Medicine






- --------------------------------------------------------------------------------
          QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.
- --------------------------------------------------------------------------------

                                 EXHIBIT 2
              MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                           MEDICON FEE SCHEDULE

Any published diagnostic radiology CPT code not listed in Exhibit 2 shall be included in this Agreement and paid at the same as noted in Exhibit 2.

                           MEDICON FEE SCHEDULE
                       CIGNA HEALTHCARE OF NY, INC.
                                 MANHATTAN
CPT                                               GLOBAL     TECH     PROF
CODE      EXAM DESCRIPTION                          FEES     FEES     FEES

70010     MYELOGRAPHY POST FOSSA S&I
70015     CISTERNOGRAPHY S&I
70030     EYE, DETECT FOREIGN BODY
70100     MANDIBLE 1-3VW
70110     MANDIBLE COMPL 4+VW
70120     MASTOIDS 1-2VW
70130     MASTOIDS COMPL 3+VW
70134     IAC'S WITH TOMOGRAPHY
70140     FACIAL BONES 1-2VW
70150     FACIAL BONES 3+VW
70160     NASAL BONES COMP 3+VW
70170     DACRYOCYSTOGRAPHY S&I
70190     OPTIC FORAMINA
70200     ORBITS COMPL 4+VW
70210     SINUS 1-2VW (WATERS)
70220     SINUS PARANASAL COMP 3+VW
70240     SELLA TURCICA
70250     SKULL 1-3VW W/WO STEREO
70260     SKULL COMPL 4+VW W/WO STEREO
70300     TEETH 1VW
70310     TEETH PARTIAL MOUTH
70320     TEETH FULL MOUTH
70328     TMJ UNILATERAL WITH TOMOGRAM
70330     TMJ BILATERAL WITH TOMOGRAM
70332     ARTHROGRAPHY TMJ S&I
70336     MRI TMJ
70350     CEPHALOGRAPHY, ORTHODONTIC
70355     ORTHOPANTOGRAPHY
70360     NECK SOFT TISSUE
70370     PHARYNX/LARYNX WITH FLUORO
70371     PHARYNX, VIDEO SPEECH EVALUATION
70373     LARYNGOGRAPHY S&I
70380     SALIVARY GLAND
70390     SIALOGRAPHY S&I
70450     CT HEAD/BRAIN WO
70460     CT HEAD/BRAIN W
70470     CT HEAD/BRAIN W&WO
70480     CT ORBIT SELLA WO
70481     CT ORBIT SELLA W
70482     CT ORBIT SELLA W&WO
70486     CT FACIAL/SINUS WO
70487     CT FACIAL/SINUS W
70488     CT FACIAL/SINUS W&WO
70490     CT NECK SOFT TISSUE WO
70491     CT NECK SOFT TISSUE W

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                               GLOBAL    TECH      PROF
CODE      EXAM DESCRIPTION                          FEES    FEES      FEES

70492     CT NECK SOFT TISSUE W&WO
70540     MRI ORBIT, FACE & NECK
70541     MRA, HEAD &/NECK W/WO
70551     MRI BRAIN WO
70552     MRI BRAIN W
70553     MRI BRAIN W&WO
71010     CHEST 1VW FRONTAL
71015     CHEST 1VW FRONTAL STEREO
71020     CHEST PAL 2VW
71021     CHEST 2VW WITH APICAL LORDOT
71022     CHEST 2VW WITH OBLIQUES
71023     CHEST 2VW FR&LAT WITH FLUORO
71030     CHEST 4+VW
71034     CHEST 4+VW WITH FLUORO
71035     CHEST SPECIAL VIEWS, DECUB-BUCKY
71036     NEEDLE BIOPSY INTRATHORACIC FLUORO LOC S&I
71038     TRANSBRONCHIAL BIOPSY FLUORO LOCALIZATION
71040     BRONCHOGRAPHY UNILATERAL S&I
71060     BRONCHOGRAPHY BILATERAL S&I
71090     PACEMAKER INSERT WITH FLUORO S&I
71100     RIBS UNILATERAL 2VW
71101     RIBS UNILATERAL WITH AP CHEST 3VW
71110     RIBS BILATERAL 3VW
71111     RIBS BILATERAL WITH AP CHEST 4+VW
71120     STERNUM
71130     STERNOCLAVICULAR JOINTS
71250     CT CHEST/THORAX WO
71260     CT CHEST/THORAX W
71270     CT CHEST/THORAX W&WO
71550     MRI CHEST
71555     MRA, CHEST (EXCL MYOCARDIUM) W/WO
72010     SPINE COMPLETE SURVEY
72020     SPINE 1VW, SPECIFIC LEVEL
72040     CERVICAL SPINE 2VW
72050     CERVICAL SPINE 4+VW
72052     CERVICAL SPINE WITH OBL&FLEX
72069     THORACOLUMBAR SPINE STANDING
72070     THORACIC SPINE 2VW
72072     THORACIC SPINE WITH OBL 3VW
72074     THORACIC SPINE 4VW
72080     THORACOLUMBAR SPINE 2VW
72090     SCOLIOSIS STUDY 3+VW
72100     LUMBOSACRAL SPINE 2+VW
72110     LUMBOSACRAL SPINE WITH OBL
72114     LUMBOSACRAL SPINE WITH FLEX

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                                GLOBAL   TECH      PROF
CODE      EXAM DESCRIPTION                           FEES   FEES      FEES

72120     LUMBOSACRAL SPINE 4+BENDING VW
72125     CT CERVICAL SPINE WO
72126     CT CERVICAL SPINE W
72127     CT CERVICAL SPINE W&WO
72128     CT THORACIC SPINE WO
72129     CT THORACIC SPINE W
72130     CT THORACIC SPINE W&WO
72131     CT LUMBAR SPINE WO
72132     CT LUMBAR SPINE W
72133     CT LUMBAR SPINE W&WO
72141     MRI CERVICAL SPINE WO
72142     MRI CERVICAL SPINE W
72146     MRI THORACIC SPINE WO
72147     MRI THORACIC SPINE W
72148     MRI LUMBAR SPINE WO
72149     MRI LUMBAR SPINE W
72156     MRI CERVICAL SPINE W&WO
72157     MRI THORACIC SPINE W&WO
72158     MRI LUMBAR SPINE W&WO
72159     MRA, SPINAL CANAL & CONTENTS W/WO
72170     PELVIS AP ONLY
72190     PELVIS 3+VW
72192     CT PELVIS WO
72193     CT PELVIS W
72194     CT PELVIS W&WO
72196     MRI PELVIS
72198     MRA, PELVIS W/WO
72200     SI JOINTS 1-2VW
72202     SI JOINTS 3+VW
72220     SACRUM/COCCYX 1-2VW
72240     MYELOGRAPHY CERVICAL S&I
72255     MYELOGRAPHY THORACIC S&I
72265     MYELOGRAPHY LUMBROSACRAL S&I
72270     MYELOGRAPHY SPINAL CANAL S&I
72285     DISKOGRAPHY CERVICAL S&I
72295     DISKOGRAPHY LUMBAR S&I
73000     CLAVICLE
73010     SCAPULA
73020     SHOULDER 1VW
73030     SHOULDER 2+VW
73040     ARTHROGRAPHY SHOULDER S&I
73050     AC JOINTS BIL
73060     HUMERUS 2+VW
73070     ELBOW 2VW
73080     ELBOW 3+VW

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                             GLOBAL      TECH      PROF
CODE      EXAM DESCRIPTION                        FEES      FEES      FEES

73085     ARTHROGRAPHY ELBOW S&I
73090     FOREARM 2VW
73092     UPPER EXT INFANT 2+VW
73100     WRIST 2VW
73110     WRIST 3+VW
73115     ARTHROGRAPHY WRIST S&I
73120     HAND 2VW
73130     HAND 3+VW
73140     FINGER(S) 2+VW
73200     CT UPPER EXTREMITY WO
73201     CT UPPER EXTREMITY W
73202     CT UPPER EXTREMITY W&WO
73220     MRI UPPER EXTREMITY
73221     MRI UPPER EXTREMITY JOINT
73225     MRA, UPPER EXTREMITY W/WO
73500     HIP UNILATERAL 1VW
73510     HIP UNILATERAL 2+VW
73520     HIPS BILATERAL 2+VW WITH AP PELVIS
73525     ARTHROGRAPHY HIP S&I
73530     X-RAY EXAM OF HIP
73540     PELVIS & HIPS INFANT 2+VW
73550     FEMUR 2VW
73560     KNEE 2VW
73562     KNEE WITH OBLIQUE 3+VW
73564     KNEE WITH OBL&TUN &/PATELLAR &/STANDING
73565     KNEES BOTH STANDING A/P
73580     ARTHROGRAPHY KNEE S&I
73590     TIBIA/FIBULA
73592     LOWER EXTREM INFANT 2+VW
73600     ANKLE 2VW
73610     ANKLE 3+VW
73615     ARTHROGRAPHY ANKLE S&I
73620     FOOT 2VW
73630     FOOT 3+VW
73650     HEEL 2+VW
73660     TOE(S) 2+VW
73700     CT LOWER EXTREMITY WO
73701     CT LOWER EXTREMITY W
73702     CT LOWER EXTREMITY W&WO
73720     MRI LOWER EXTREMITY
73721     MRI LOWER EXTREMITY JOINT
73725     MRA, LOWER EXTREMITY W/WO
74000     ABDOMEN 1VW (KUB)
74010     ABDOMEN WITH OBL&CONE VWS
74020     ABDOMEN WITH DECUB &/ERECT

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                              GLOBAL     TECH      PROF
CODE      EXAM DESCRIPTION                         FEES     FEES      FEES

74022     ABDOMEN ACUTE WITH CHEST
74150     CT ABDOMEN WO
74160     CT ABDOMEN W
74170     CT ABDOMEN W&WO
74181     MRI ABDOMEN
74185     MRA, ABDOMEN W/WO
74190     PERITONEOGRAM, S&I
74210     PHARYNX &/CERVICAL ESOPHAGUS
74220     ESOPHAGUS/BARIUM SWALLOW
74230     ESOPHAGUS SWALLOW WITH CINE
74235     ESOPHAGUS FOREIGN BODY LOCALIZATION W/FLUORO
74240     UGI
74241     UGI WITH KUB
74245     UGI WITH SMALL BOWEL
74246     UGI WITH AIR CONTRAST
74247     UGI WITH AIR CONTRAST WITH KUB
74249     UGI WITH AIR WITH SMALL BOWEL F/U
74250     SMALL BOWEL SERIES
74251     SMALL BOWEL SERIES, VIA ENTEROCLYSIS TUBE
74260     DUODENOGRAPHY, HYPOTONIC
74270     BARIUM ENEMA (LGI)
74280     BARIUM ENEMA (LGI) WITH AIR
74283     CONTRAST X-RAY EXAM OF COLON
74290     GALLBLADDER ORAL CHOLECYSTOGRAPHY
74291     GALLBLADDER 2ND DAY
74300     CHOLANGIOGRAPHY DURING SURGERY
74301     CHOLANGIOGRAPHY, ADDITIONAL SET
74305     CHOLANGIOGRAPHY, POST OP
74320     CHOLANGIOGRAPHY TRANSHEPATIC S&I
74327     X-RAY FOR BILE STONE REMOVAL S&I
74328     ENDOCATH BILIARY DUCT FLUORO S&I
74329     ENDOCATH PANCEATIC DUCT FLUORO S&I
74330     ENDOCATH BILIARY&PANCEATIC DUCTS S&I
74340     X-RAY GUIDE FOR LONG GI TUBE
74350     X-RAY GUIDE, GASTROSTOMY TUBE S&I
74355     X-RAY GUIDE, INTESTINAL TUBE S&I
74360     X-RAY GUIDE, INTRALUMINAL DILATION S&I
74363     X-RAY GUIDE, BIL DUCT STRICTURE DILATION
74400     IVP (UROGRAM)
74405     IVP (UROGRAPHY) WITH CONTRAST
74410     IVP (UROGRAPHY) WITH INFUSION
74415     IVP (UROGRAPHY) WITH TOMOGRAPHY
74420     UROGRAPHY RETROGRADE
74425     UROGRAPHY ANTEGRADE S&I
74430     CYSTOGRAPHY S&I

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                                GLOBAL   TECH      PROF
CODE      EXAM DESCRIPTION                           FEES   FEES      FEES

74440     VASO/VESICULO/EPIDIDYMOGRAPHY S&I
74445     CORPORA CAVERNOSOGRAPHY S&I
74450     CYSTOGRAPHY RETROGRADE S&I
74455     CYSTOGRAPHY VOIDING S&I
74470     RENAL CYST STUDY S&I
74475     INTRODUCTION OF CATHETER RENAL PELVIS S&I
74480     INTRODUCTION OF CATHETER URETER PELVIS S&I
74485     DILATION NEPHROSTOMY/URETERS/URETHRA S&I
74710     PELVIMETRY
74740     HYSTEROSALPING S&I
74742     TRANSCREVICAL CATHIZATION, FALLOPIAN TUBE S&I
74775     PERINEOGRAPHY, VAGINOGRAPHY
75552     MRI MYOCARDIUM
75553     MRI MYOCARDIUM WITH CONTRAST
75554     MRI CARDIAC FUNCTION, W/WO MORPHOLOGY
75555     MRI CARDIAC FUNCTION, W/WO MORPH, LTD
75556     MRI CARDIAC VELOCITY FLOW MAPPING
75600     AORTOGRAPHY THORACIC WO/SERIAL S&I
75605     AORTOGRAPHY THORACIC SERIALOGRAPHY S&I
75625     AORTOGRAPHY ABDOMEN TRANS-LUMBAR SERIAL S&I
75630     AORTOGRAPHY ABDOMEN BI-ILIO SERIAL S&I
75650     ANGIOGRAPHY CERVICOCEREBRAL S&I
75658     ANGIOGRAPHY BRACHIAL RETRO S&I
75660     ANGIOGRAPHY X/CARTIOD CEREBRAL UNI S&I
75662     ANGIOGRAPHY X/CARTIOD CEREBRAL BIL S&I
75665     ANGIOGRAPHY CARTIOD CEREBRAL UNI S&I
75671     ANGIOGRAPHY CARTIOD CEREBRAL BIL S&I
75676     ANGIOGRAPHY CARTIOD CERVICAL UNI S&I
75680     ANGIOGRAPHY CARTIOD CERVICAL BIL S&I
75685     ANGIOGRAPHY VERTEBRAL S&I
75705     ANGIOGRAPHY SPINAL S&I
75710     ANGIOGRAPHY EXTREMITY UNILATERAL S&I
75716     ANGIOGRAPHY EXTREMITY BILATERAL S&I
75722     ANGIOGRAPHY RENAL UNILATERAL S&I
75724     ANGIOGRAPHY RENAL BILATERAL S&I
75726     ANGIOGRAPHY VISCERAL S&I
75731     ANGIOGRAPHY ADRENAL UNILATERAL S&I
75733     ANGIOGRAPHY ADRENAL BILATERAL S&I
75736     ANGIOGRAPHY PELVIC S&I
75741     ANGIOGRAPHY PULMONARY UNILATERAL S&I
75743     ANGIOGRAPHY PULMONARY BILATERAL S&I
75746     ANGIOGRAPHY PULMONARY NON-SELECTIVE S&I
75756     ANGIOGRAPHY INTERNAL MAMMARY S&I
75774     ANGIOGRAPHY SELECTIVE EACH ADD'L VESSEL S&I
75790     ANGIOGRAPHY ARTERIOVENOUS SHUNT S&I

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                                     GLOBAL     TECH    PROF
CODE      EXAM DESCRIPTION                                FEES     FEES    FEES

75801     LYMPHANGIOGRAPHY EXTREMITY UNI S&I
75803     LYMPHANGIOGRAPHY EXTREMITY BIL S&I
75805     LYMPHANGIOGRAPHY PELVIS/ABDOMEN UNI S&I
75807     LYMPHANGIOGRAPHY PELVIS/ABDOMEN BIL S&I
75809     SHUNTOGRAM (LEVEEN SHUNT) S&I
75810     SPLENOPORTOGRAPHY S&I
75820     VENOGRAPHY EXTREMITY UNILATERAL S&I
75822     VENOGRAPHY EXTREMITY BILATERAL S&I
75825     VENOGRAPHY CAVAL INFERIOR WITH SERIAL S&I
75827     VENOGRAPHY CAVAL SUPERIOR WITH SERIAL S&I
75831     VENOGRAPHY RENAL UNILATERAL S&I
75833     VENOGRAPHY RENAL BILATERAL S&I
75840     VENOGRAPHY ADRENAL UNILATERAL S&I
75842     VENOGRAPHY ADRENAL BILATERAL S&I
75860     VENOGRAPHY SINUS/JUGULR S&I
75870     VENOGRAPHY SAGITTAL SINUS S&I
75872     VENOGRAPHY EPIDURAL S&I
75880     VENOGRAPHY ORBITAL S&I
75885     PERCUTANEOUS TRANSHEPATIC W/HEMO S&I
75887     PERCUTANEOUS TRANSHEPATIC WO/HEMO S&I
75889     HEPATIC VENOGRAPHY W/HEMO S&I
75891     HEPATIC VENOGRAPHY WO/HEMO S&I
75893     VENOUS SAMPLING WO/ANGIOGRAPHY
75894     TRANSCATHETER THERAPY EMBOLIZATION S&I
75896     TRANSCATHETER THERAPY INFUSION S&I
75898     TRANSCATHETER ANGIOGRAM F/U STUDY
75900     ARTERIAL CATHETER EXCHANGE
75940     PERCUTANEOUS PLACE IVC FILTER S&I
75960     TRANSCATHETER INTRODUCTION S&I
75961     TRANSCATHETER RETRIEVAL S&I
75962     TRANSLUM ANGIOPLASTY PERIPHERAL ARTERY S&I
75964     TRANSLUM ANGIOPLASTY ADD'L PERIPH ART S&I
75966     TRANSLUM ANGIOPLASTY VISCERAL ART S&I
75968     TRANSLUM ANGIOPLASTY ADD'L VISCERAL ART S&I
75970     TRANSCATHETER BIOPSY S&I
75978     TRANSLUMINAL ANGIOPLASTY, VENOUS S&I
75980     TRANSHEPATIC BILIARY DRAINAGE S&I
75982     PLACE DRAINAGE CATHETER S&I
75984     DRAINAGE CATHETER CHANGE S&I
75989     ABSCESS DRAINAGE GUIDANCE S&I
75992     TRANSLUM ATHERCTOMY, PERIPH ART S&I
75993     TRANSLUM ATHERCTOMY, ADDL PERIPH S&I
75994     TRANSLUM ATHERCTOMY, RENAL ART S&I
75995     TRANSLUM ATHERCTOMY, VICERAL ART S&I
75996     TRANSLUM ATHERCTOMY, ADD'L VISCERAL S&I

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                                     GLOBAL     TECH    PROF
CODE      EXAM DESCRIPTION                                FEES     FEES    FEES

76000     FLUOROSCOPY
76001     FLUOROSCOPY, PHYSICIAN ASSIST
76003     FLUOROSCOPY, NEEDLE LOCATION
76010     FB LOCALIZATION NOSE-TO-RECTUM, CHILD
76020     BONE AGE STUDY
76040     BONE LENGTH, ORTHOROENTGENO/SCANOGRAM
76061     BONE (OSSEOUS) SURVEY LTD
76062     BONE (OSSEOUS) SURVEY COMPLETE
75065     BONE SURVEY INFANT
76066     JOINT SURVEY 1+JOINTS 1VW
76070     CT BONE DENSITY STUDY
76075     DUAL XRAY ABSORB (DEXA), BONE DENSITY STUDY
76080     FISTULA/SINUS STUDY S&I
76086     MAMMARY DUCTOGRAM 1DUCT S&I
76088     MAMMARY DUCTOGRAM 2+DCT S&I
76090     MAMMOGRAPHY UNILATERAL
76091     MAMMOGRAPHY BILATERAL
76092     MAMMOGRAPHY BILATERAL (SCREENING)
76093     MRI OF BREAST, UNILATERAL
76094     MRI OF BREASTS, BILATERAL
76095     STEREO LOCALIZATION, BREAST BIOPSY, S&I
76096     BREAST MASS LOCALIZATION PREOP
76098     BREAST SURGICAL SPECIMEN
76100     TOMOGRAPHY BODY SECTION 1PLANE
76101     LAMINOGRAGRAPHY UNILATERAL
76102     LAMINOGRAPHY BILATERAL
76120     CINERADIOGRAPHY, NON-INCLUDED
76125     CINERADIOGRAPHY WITH ROUTINE EXAM
76140     CONSULTION ON X-RAY EXAM
76150     XERORADIOGRAPHY
76350     SUBTRACTION WITH CONTRAST STUDY
76355     CT GUIDE STERIOTACTIC LOCALIZATION
76360     CT NEEDLE BIOPSY GUIDE S&I
76365     CT CYST ASPIRATION GUIDE S&I
76370     CAT SCAN FOR THERAPY GUIDE
76375     CT 3-D RECONSTRUCTION
76380     CT 3D RECON LTD/LOCAL F/U
76400     MRI BONE MARROW BLOOD
76499     UNLISTED DIAGNOSTIC EXAM
76508     US BRAIN B-SCAN
76511     US EYE, A-SCAN
76512     US EYE, B-SCAN
76513     US EYE, WATER BATH
76516     US EYE, A-SCAN BIOMETRY
76519     US EYE, W/LENS POWER CALCULATION

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC,
                                      MANHATTAN

CPT                                               GLOBAL    TECH      PROF
CODE      EXAM DESCRIPTION                          FEES    FEES      FEES

76529     US EYE, FOREIGN BODY LOCALIZATION
76536     US NECK SOFT TISSUE
76604     US CHEST
76645     US BREAST(S)
76700     US ABDOMEN COMPLETE
76705     US ABDOMEN LTD (1 ORGAN)
76770     US RETROPERITONEAL RENAL
76775     US RETROPERI (RENAL) LTD
76778     US KIDNEY TRANSPLANT
76800     US SPINAL CANAL & CONTENTS
76805     US OB COMPLETE - I
76810     US OB MULTI GESTATE - II
76815     US OB LTD
76816     US OB FOLLOW-UP/2ND
76818     US FETAL BIOPHYSICAL PROFILE
76825     US FETAL HEART
76826     US FETAL HEART, F/U
76827     US DOPPLER FETAL HEART
76828     US DOPPLER FETAL HEART, F/U
76830     US TRANSVAGINAL
76856     US PELVIS NON-OB
76857     US PELVIS NON-OB LTD/FU
76870     US TESTICULAR MASS
76872     US PROSTATE TRANSRECTAL
76880     US EXTREMITY NON-VASCULAR
76930     USG PERICARDIOCENTES S&I
76932     USG ENDOMYOCARD BIO S&I
76934     USG THORACENTESIS S&I
76936     USG ARTERY REPAIR
76938     USG CYST/RENAL PELVIS ASPIRATION S&I
76941     USG TRANSFUSION
76942     USG NEEDLE BIOPSY S&I
76945     USG VILLUS SAMPLING
76946     USG AMNIOCENTESIS S&I
76948     USG OVA ASPIRATION S&I
76950     USG RADIOTHERAPY, B-SCAN
76960     USG RADIOTHERAPY, EXCEPT B-SCAN
76970     US REPEAT
76975     US GASTROINTESTINAL ENDOSCOPIC, S&I
76986     US DURING SURGERY
76999     UNLISTED US PROCEDURE
78000     THYROID UPTAKE 6 HOUR DETERMINATION
78001     THYROID UPTAKE MULTI DETERMINATION
78003     THYROID UPTAKE STIM/SUPPRESS/DISCHARGE
78006     THYROID SCAN 6 HR UPTAKE

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                               GLOBAL    TECH      PROF
CODE      EXAM DESCRIPTION                          FEES    FEES      FEES

78007     THYROID SCAN 6&4 HR
78010     THYROID SCAN
78011     THYROID SCAN VASCULAR FLOW
78015     THYROID CARCINOMA LIMITED AREA
78016     THYROID CARCINOMA ADD'L AREAS
78017     THYROID CARCINOMA MULTIPLE AREAS
78018     THYROID CARCINOMA WHOLE BODY
78070     PARATHYROID IMAGING
78075     ADRENAL, CORTEX/MEDULLA
78099     UNLISTED ENDOCRINE EXAM
78102     BONE MARROW SCAN LIMITED AREA
78103     BONE MARROW SCAN MULTIPLE AREAS
78104     BONE MARROW SCAN WHOLE BODY
78110     PLASMA VOLUME 1 SAMPLE
78111     PLASMA VOLUME MULTI SAMPLE
78120     RED CELL VOL 1 SAMPLE
78121     RED CELL VOL MULTI SAMPLE
78122     WHOLE BLOOD VOLUME DETERMINATION
78130     RED CELL SURVIVAL STUDY
78135     RED CELL SURVIVAL DIFF'L ORGAN/TISSUE
78140     LABELED RED CELL SEQUESTRATION
78160     PLASMA RADIOIRON DISAPPEARANCE RATE
78162     RADIOIRON ORAL ABSORPTION
78170     RADIOIRON RED CELL UTILIZATION
78172     CHELATABLE IRON ESTIMATE
78185     SPLEEN SCAN W/WO VASCULAR FLOW
78190     PLATELET SURVIVAL KINETICS
78191     PLATELET SURVIVAL STUDY
78195     LYMPHATICS & LYMPH GLANDS
78199     UNLISTED NM HEMO/RETICULO/LYMPHATIC
78201     LIVER SCAN
78202     LIVER SCAN W/VASCULAR FLO
78205     LIVER SCAN (SPECT)
78215     LIVER & SPLEEN SCAN
78216     LIVER & SPLEEN W/VASC FLO
78220     LIVER FUNCTION STUDY
78223     HEPATOBILIARY SCAN
78230     SALIVARY GLAND SCAN
78231     SALIVARY-PARTOID SERIAL
78232     SALIVARY GLAND FUNCTION STUDY
78258     ESOPHAGEAL MOTILITY
78261     GASTRIC MUCOSA SCAN
78262     GASTROESOPHAGEAL REFLUX
78264     GASTRIC EMPTYING STUDY
78270     VIT B-12 W/O INTRINSIC FACTOR

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN


CPT                                               GLOBAL    TECH      PROF
CODE      EXAM DESCRIPTION                          FEES    FEES      FEES

78271     VIT B-12 WITH INTRINSIC FACTOR
78272     VIT B-12 W/WO INTRINSIC FACTOR
78278     GI ACUTE BLOOD LOSS SCAN
78282     GI PROTEIN LOSS
78290     BOWEL SCAN
78291     PERITONEAL-VENOUS SHUNT PATENCY
78299     UNLISTED NM GI PROCEDURE
78300     BONE SCAN LIMITED AREA
78305     BONE SCAN MULTIPLE AREAS
78306     BONE SCAN WHOLE BODY
78315     BONE SCAN 3 PHASE STUDY
78320     BONE SCAN TOMO SPECT
78350     BONE MINERAL CONTENT STUDY
78351     BONE MINERAL CONTENT STUDY, DUAL
78399     UNLISTED NM MUSCULOSKELETAL
78414     CENTRAL C-V HEMODYNAMICS
78428     CARDIAC SHUNT DETECTION
78445     VASCULAR FLOW STUDY
78455     VENOUS THROMBOSIS STUDY
78457     VENOUS THROMBOSIS SCAN UNILATERAL
78458     VENOUS THROMBOSIS SCAN BILATERAL
78460     THALLIUM RESTING ONLY
78461     THALLIUM STRESS
78464     THALLIUM RESTING WITH TOMOGRAPHIC (SPECT)
78465     THALLIUM STRESS WITH TOMOGRAPHIC (SPECT)
78466     MYOCARD INFARCT AVID QUAL/QUAN
78468     MYOCARD INFARCT AVID EJECT FRAC 1PASS
78469     MYOCARD INFARCT AVID WITH TOMOGRAPHIC (SPECT)
78472     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION
78473     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION MUL
78478     MYOCARDIAL PERFUSION STUDY
78480     MUGA 1PS WMS+EJECT FRACTION
78481     CARDIAC BLOOD POOL IMAGE, 1PS WMS+EJECT FRAC
78483     CARDIAC BLOOD POOL IMAGE, WMS+EJECT FRAC MULTI
78499     UNLISTED NM CARDIOVASCULAR
78580     PULMONARY PERFUSION PARTICLE
78584     PULMONARY PERFUSION PART WITH VENT 1BREATH
78585     PULMONARY PERFUSION PART REBREATH+WASHOUT
78586     PULMONARY VENT AEROSOL 1PROJECTION
78587     PULMONARY VENT AEROSOL MULTIPLE PROJECTIONS
78591     PULMONARY VENT GAS 1BRE 1PROJECTION
78593     PULMONARY VENT GAS REBREATH+WASHOUT
78594     PULMONARY VENT GAS M/BREATH M/PROJECTIONS
78596     VENTILATION/PERFUSION STUDY
78599     UNLISTED NM RESPIRATORY

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN


CPT                                               GLOBAL    TECH      PROF
CODE      EXAM DESCRIPTION                          FEES    FEES      FEES

78600     BRAIN SCAN LTD STATIC
78601     BRAIN SCAN LTD WITH VASCULAR FLOW
78605     BRAIN SCAN COMPLETE STUDY
78606     BRAIN SCAN VASCULAR FLOW
78607     BRAIN SCAN TOMOGRAPHIC (SPECT)
78608     PET BRAIN IMAGING, METABOLIC EVAL
78609     PET BRAIN IMAGING, PERFUSION EVAL
78610     BRAIN SCAN VASC FLOW ONLY
78615     CEREBRAL BLOOD FLOW
78630     CSF FLOW CISTERNOGRAPHY
78635     CSF FLOW VENTRICULOGRAPHY
78645     CSF FLOW SHUNT EVALUATION
78647     CSF FLOW EVALUATION
78650     CSF LEAKAGE DETECTION & LOCALIZATION
78655     RADIONUCLIDE ID OF EYE TUMOR
78660     RADIONUCLIDE DACRYOCYSTOGRAPHY
78699     UNLISTED NM NERVOUS SYSTEM
78700     KIDNEY SCAN STATIC
78701     KIDNEY SCAN W/VASCULAR FLOW
78704     KIDNEY SCAN W/FUNCTION STUDY
78707     KIDNEY SCAN W/FLOW&FUNCTION STUDY
78710     KIDNEY SCAN (SPECT)
78715     KIDNEY VASCULAR FLOW ONLY
78725     KIDNEY FUNCTION STUDY
78726     KIDNEY FUNCTION STUDY W/PHARMACY
78727     KIDNEY TRANSPLANT EVALUATION
78730     URINARY BLADDER RESIDUAL
78740     URETERAL REFLUX STUDY
78760     TESTICULAR SCAN
78761     TESTICULAR W/VASCULAR FLOW
78799     UNLISTED NM GENITOURINARY
78800     GALLIUM SCAN TUMOR LIMITED AREA
78801     GALLIUM SCAN TUMOR MULTIPLE AREAS
78802     GALLIUM SCAN TUMOR WHOLE BODY
78803     TUMOR LOCALIZATION (SPECT)
78805     GALLIUM SCAN ABSCESS LIMITED AREA
78806     GALLIUM SCAN ABSCESS WHOLE BODY
78807     RADIONUCLIDE ABCESS LOCALIZATION, SPECT
78890     GEN AUTO DATA INTERPRETATION SIMPLE
78891     GEN AUTO DATA INTERPRETATION COMPLEX
78990     DIAGNOSTIC RADIONUCLIDE(S)
78999     UNLISTED NM MISCELLANEOUS
93875     DOPPLER EXTRACRANIAL ARTERIES
93880     DUPPLEX SCAN OF EXTRACRANIAL ARTERIES
93882     F/U OR LIMITED EXTRACRANIAL STUDY

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN


CPT                                                     GLOBAL     TECH     PROF
CODE      EXAM DESCRIPTION                                FEES     FEES     FEES

93886     DOPPLER, INTRACRANIAL ARTERIES
93888     F/U OR LIMITED INTRACRANIAL STUDY
93922     DOPPLER U/L EXTREMITY ARTERIES, SINGLE LEVEL
93923     DOPPLER U/L EXTREMITY ARTERIES, MULTI LEVEL
93924     DOPPLER LOWER EXTREM ARTERIES AT REST
93925     DUPPLEX SCAN, LOWER EXTREMITY ARTERIES
93926     F/U OR LIMITED LOWER EXTREMITY STUDY
93930     DUPPLEX SCAN, UPPER EXTREMITY ARTERIES
93931     F/U OR LIMITED UPPER EXTREMITY STUDY
93965     DOPPLER EXTREMITY VEINS
93970     DUPPLEX SCAN, EXTREMITY VEINS
93971     F/U OR LIMITED EXTREMITY STUDY
93975     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, ABDOM
93976     F/U OR LIMITED VISCERAL STUDY
93978     DUPLEX SCAN, AORTA, INF VENA CAVA, ILIAC VASC
93979     F/U OR LIMITED VISCERAL STUDY
93980     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, PENILE
93981     F/U OR LIMITED PENILE STUDY
93990     DUPLEX SCAN OF HEMODIALYSIS ACCESS
19030     IP FOR BREAST X-RAY
19290     NEEDLE LOCALIZATION WIRE PLACEMENT, BREAST
19291     ADD'L NEEDLE LOCA WIRE PLACEMENT, BREAST
20501     IP FOR DIAGNOSTIC SINOGRAM
21116     IP FOR JAW JOINT X-RAY
23350     IP FOR SHOULDER X-RAY
24220     IP FOR ELBOW X-RAY
25246     IP FOR WRIST X-RAY
27093     IP FOR HIP X-RAY
27095     IP FOR HIP X-RAY
27370     IP FOR KNEE X-RAY
27648     IP FOR ANKLE X-RAY
31656     BRONCHOSCOPY, INJECTION FOR X-RAY
31708     INSTALL AIRWAY CONTRAST DYE
31710     INSERTION OF AIRWAY CATHETER
31715     IP FOR BRONCHUS X-RAY
36005     IP FOR VENOGRAPHY
36010     PLACE CATHETER, SUP/INF VENA CAVA
36011     PLACE CATHETER, VENOUS, 1ST ORDER, SELECTIVE
36012     PLACE CATHETER, VENOUS, 2ND ORDER, SELECTIVE
36013     PLACE CATHETER, RT HEART/MAIN PULM ARTERY
36014     PLACE CATHETER, LT/RT PULMONARY ARTERY
36015     PLACE CATHETER, SEG/SUBSEG PULM ARTERY
36100     PLACE CATHETER, CARTOLD/VERTEBRAL ARTERY
36120     PLACE CATHETER, RETRO BRACHIAL ARTERY
36140     PLACE CATHETER, EXTREMITY ARTERY

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.
                                      MANHATTAN

CPT                                                     GLOBAL     TECH     PROF
CODE      EXAM DESCRIPTION                                FEES     FEES     FEES

36145     PLACE CATHETER, ARTERIOVENOUS SHUNT
36160     PLACE CATHETER, AORTIC, TRANSLUMBAR
36200     PLACE CATHETER, AORTA
36215     PLACE CATHETER, ARTERY, 1ST ORDER, THORACIC
36216     PLACE CATHETER, ARTERY, 2ND ORDER, THORACIC
36217     PLACE CATHETER, ARTERY, 3RD ORDER, THORACIC
36218     PLACE CATHETER, ARTERY, ADD'L
36245     PLACE CATHETER, ARTERY, 1ST ORDER, ABDOMEN
36246     PLACE CATHETER, ARTERY, 2ND ORDER, ABDOMEN
36247     PLACE CATHETER, ARTERY, 3RD ORDER, ABDOMEN
36248     PLACE CATHETER, ARTERY, ADD'L, ABDOMINAL
36400     VENIPUNCTURE, AGE<3, FEM, JUG/SAG VEIN
36405     VENIPUNCTURE, AGE<3, SCALP VEIN
36406     VENIPUNCTURE, AGE<3, OTHER VEIN
36410     VENIPUNCTURE, CHILD AGE>3, DIAGNOSTIC
36415     RTNE VENIPUNCTURE OR FINGER/HEAL/EAR STICK
36500     INSERTION OF CATHETER, VEIN
38200     IP FOR SPLEEN X-RAY
38790     IP FOR LYMPHATIC X-RAY
42550     IP FOR SALIVARY X-RAY
47500     IP FOR PERCU TRANSHEP CHOLANGIOGRAPHY
47630     BILIARY DUCT STONE EXTRACTION
50390     NEEDLE ASPIRATION/INJECTION OF RENAL CYST
50394     IP FOR PYELOGRAPHY
50684     IP FOR URETEROGRAPHY/URETEROPYELOGRAPHY
50690     IP FOR ILEAL CONDUIT OR URETEROPYELOGRAPHY
50959     URETERAL ENDO ESTB NEPHRO/PYELO, INSERT NUC MT
51600     IP FOR CYSTOGRAPHY/URETHROCYSTOGRAPHY
51605     IP & CHAIN PLACE, CONT/CHAIN URETHROCYSTO
51610     IP FOR RETROGRADE URETHROCYSTOGRAPHY
54230     IP FOR CORPORA CAVEROSOGRAPHY
55300     VASOTOMY, SEMINAL VESICUL/EPIDIDYMOGRAMS
58340     IP FOR HYSTEROSALPINGOGRAPHY
61055     IP FOR CISTERNAL/LATERAL CERVICAL PUNCTURE
62270     SPINAL FLUID TAP, DIAGNOSTIC
62284     IP FOR MYELOGRAM
62290     IP FOR LUMBAR DISKOGRAPHY
62291     IP FOR CERVICAL DISKOGRAPHY
68850     CONTRAST IP FOR DACRYOCYSTOGRAPHY

                                MEDICON FEE SCHEDULE
                            CIGNA HEALTHCARE OF NY, INC.

CPT                                                GLOBAL    TECH     PROF
CODE      EXAM DESCRIPTION                           FEES    FEES     FEES

70010     MYELOGRAPHY POST FOSSA S&I
70015     CISTERNOGRAPHY S&I
70030     EYE, DETECT FOREIGN BODY
70100     MANDIBLE 1-3VW
70110     MANDIBLE COMPL 4+VW
70120     MASTOIDS 1-2VW
70130     MASTOIDS COMPL 3+VW
70134     IAC'S WITH TOMOGRAPHY
70140     FACIAL BONES 1-2VW
70150     FACIAL BONES 3+VW
70160     NASAL BONES COMP 3+VW
70170     DACRYOCYSTOGRAPHY S&I
70190     OPTIC FORAMINA
70200     ORBITS COMPL 4+VW
70210     SINUS 1-2VW (WATERS)
70220     SINUS PARANASAL COMP 3+VW
70240     SELLA TURCICA
70250     SKULL 1-3VW W/WO STEREO
70260     SKULL COMPL 4+VW W/WO STEREO
70300     TEETH 1VW
70310     TEETH PARTIAL MOUTH
70320     TEETH FULL MOUTH
70328     TMJ UNILATERAL WITH TOMOGRAM
70330     TMJ BILATERAL WITH TOMOGRAM
70332     ARTHROGRAPHY TMJ S&I
70336     MRI TMJ
70350     CEPHALOGRAPHY, ORTHODONTIC
70355     ORTHOPANTOGRAPHY
70360     NECK SOFT TISSUE
70370     PHARYNX/LARYNX WITH FLUORO
70371     PHARYNX, VIDEO SPEECH EVALUATION
70373     LARYNGOGRAPHY S&I
70380     SALIVARY GLAND
70390     SIALOGRAPHY S&I
70450     CT HEAD/BRAIN WO
70460     CT HEAD/BRAIN W
70470     CT HEAD/BRAIN W&WO
70480     CT ORBIT SELLA WO
70481     CT ORBIT SELLA W
70482     CT ORBIT SELLA W&WO
70486     CT FACIAL/SINUS WO
70487     CT FACIAL/SINUS W
70488     CT FACIAL/SINUS W&WO
70490     CT NECK SOFT TISSUE WO
70491     CT NECK SOFT TISSUE W

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

70492     CT NECK SOFT TISSUE W&WO
70540     MRI ORBIT, FACE & NECK
70541     MRA, HEAD &/NECK W/WO
70551     MRI BRAIN WO
70552     MRI BRAIN W
70553     MRI BRAIN W&WO
71010     CHEST 1VW FRONTAL
71015     CHEST 1VW FRONTAL STEREO
71020     CHEST PAL 2VW
71021     CHEST 2VW WITH APICAL LORDOT
71022     CHEST 2VW WITH OBLIQUES
71023     CHEST 2VW FR&LAT WITH FLUORO
71030     CHEST 4+VW
71034     CHEST 4+VW WITH FLUORO
71035     CHEST SPECIAL VIEWS, DECUB-BUCKY
71036     NEEDLE BIOPSY INTRATHORACIC FLUORO LOC S&I
71038     TRANSBRONCHIAL BIOPSY FLUORO LOCALIZATION
71040     BRONCHOGRAPHY UNILATERAL S&I
71060     BRONCHOGRAPHY BILATERAL S&I
71090     PACEMAKER INSERT WITH FLUORO S&I
71100     RIBS UNILATERAL 2VW
71101     RIBS UNILATERAL WITH AP CHEST 3VW
71110     RIBS BILATERAL 3VW
71111     RIBS BILATERAL WITH AP CHEST 4+VW
71120     STERNUM
71130     STERNOCLAVICULAR JOINTS
71250     CT CHEST/THORAX WO
71260     CT CHEST/THORAX W
71270     CT CHEST/THORAX W&WO
71550     MRI CHEST
71555     MRA, CHEST (EXCL MYOCARDIUM) W/WO
72010     SPINE COMPLETE SURVEY
72020     SPINE 1VW, SPECIFIC LEVEL
72040     CERVICAL SPINE 2VW
72050     CERVICAL SPINE 4+VW
72052     CERVICAL SPINE WITH OBL&FLEX
72069     THORACOLUMBAR SPINE STANDING
72070     THORACIC SPINE 2VW
72072     THORACIC SPINE WITH OBL 3VW
72074     THORACIC SPINE 4VW
72080     THORACOLUMBAR SPINE 2VW
72090     SCOLIOSIS STUDY 3+VW
72100     LUMBOSACRAL SPINE 2+VW
72110     LUMBOSACRAL SPINE WITH OBL
72114     LUMBOSACRAL SPINE WITH FLEX

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

72120     LUMBOSACRAL SPINE 4+BENDING VW
72125     CT CERVICAL SPINE WO
72126     CT CERVICAL SPINE W
72127     CT CERVICAL SPINE W&WO
72128     CT THORACIC SPINE WO
72129     CT THORACIC SPINE W
72130     CT THORACIC SPINE W&WO
72131     CT LUMBAR SPINE WO
72132     CT LUMBAR SPINE W
72133     CT LUMBAR SPINE W&WO
72141     MRI CERVICAL SPINE WO
72142     MRI CERVICAL SPINE W
72146     MRI THORACIC SPINE WO
72147     MRI THORACIC SPINE W
72148     MRI LUMBAR SPINE WO
72149     MRI LUMBAR SPINE W
72156     MRI CERVICAL SPINE W&WO
72157     MRI THORACIC SPINE W&WO
72158     MRI LUMBAR SPINE W&WO
72159     MRA, SPINAL CANAL & CONTENTS W/WO
72170     PELVIS AP ONLY
72190     PELVIS 3+VW
72192     CT PELVIS WO
72193     CT PELVIS W
72194     CT PELVIS W&WO
72196     MRI PELVIS
72198     MRA, PELVIS W/WO
72200     SI JOINTS 1-2VW
72202     SI JOINTS 3+VW
72220     SACRUM/COCCYX 1-2VW
72240     MYELOGRAPHY CERVICAL S&I
72255     MYELOGRAPHY THORACIC S&I
72265     MYELOGRAPHY LUMBROSACRAL S&I
72270     MYELOGRAPHY SPINAL CANAL S&I
72285     DISKOGRAPHY CERVICAL S&I
72295     DISKOGRAPHY LUMBAR S&I
73000     CLAVICLE
73010     SCAPULA
73020     SHOULDER 1VW
73030     SHOULDER 2+VW
73040     ARTHROGRAPHY SHOULDER S&I
73050     AC JOINTS BIL
73060     HUMERUS 2+VW
73070     ELBOW 2VW
73080     ELBOW 3+VW

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

73085     ARTHROGRAPHY ELBOW S&I
73090     FOREARM 2VW
73092     UPPER EXT INFANT 2+VW
73100     WRIST 2VW
73110     WRIST 3+VW
73115     ARTHROGRAPHY WRIST S&I
73120     HAND 2VW
73130     HAND 3+VW
73140     FINGER(S) 2+VW
73200     CT UPPER EXTREMITY WO
73201     CT UPPER EXTREMITY W
73202     CT UPPER EXTREMITY W&WO
73220     MRI UPPER EXTREMITY
73221     MRI UPPER EXTREMITY JOINT
73225     MRA, UPPER EXTREMITY W/WO
73500     HIP UNILATERAL 1VW
73510     HIP UNILATERAL 2+VW
73520     HIPS BILATERAL 2+VW WITH AP PELVIS
73525     ARTHROGRAPHY HIP S&I
73530     X-RAY EXAM OF HIP
73540     PELVIS & HIPS INFANT 2+VW
73550     FEMUR 2VW
73560     KNEE 2VW
73562     KNEE WITH OBLIQUE 3+VW
73564     KNEE WITH OBL&TUN &/PATELLAR &/STANDING
73565     KNEES BOTH STANDING A/P
73580     ARTHROGRAPHY KNEE S&I
73590     TIBIA/FIBULA
73592     LOWER EXTREM INFANT 2+VW
73600     ANKLE 2VW
73610     ANKLE 3+VW
73615     ARTHROGRAPHY ANKLE S&I
73620     FOOT 2VW
73630     FOOT 3+VW
73650     HEEL 2+VW
73660     TOE(S) 2+VW
73700     CT LOWER EXTREMITY WO
73701     CT LOWER EXTREMITY W
73702     CT LOWER EXTREMITY W&WO
73720     MRI LOWER EXTREMITY
73721     MRI LOWER EXTREMITY JOINT W/WO
73725     MRA, LOWER EXTREMITY W/WO
74000     ABDOMEN 1VW (KUB)
74010     ABDOMEN WITH OBL&CONE VWS
74020     ABDOMEN WITH DECUB &/ERECT

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

74022     ABDOMEN ACUTE WITH CHEST
74150     CT ABDOMEN WO
74160     CT ABDOMEN W
74170     CT ABDOMEN W&WO
74181     MRI ABDOMEN
74185     MRA, ABDOMEN W/WO
74190     PERITONEOGRAM, S&I
74210     PHARYNX &/CERVICAL ESOPHAGUS
74220     ESOPHAGUS/BARIUM SWALLOW
74230     ESOPHAGUS SWALLOW WITH CINE
74235     ESOPHAGUS FOREIGN BODY LOCALIZATION W/FLUORO
74240     UGI
74241     UGI WITH KUB
74245     UGI WITH SMALL BOWEL
74246     UGI WITH AIR CONTRAST
74247     UGI WITH AIR CONTRAST WITH KUB
74249     UGI WITH AIR WITH SMALL BOWEL F/U
74250     SMALL BOWEL SERIES
74251     SMALL BOWEL SERIES, VIA ENTEROCLYSIS TUBE
74260     DUODENOGRAPHY, HYPOTONIC
74270     BARIUM ENEMA (LGI)
74280     BARIUM ENEMA (LGI) WITH AIR
74283     CONTRAST X-RAY EXAM OF COLON
74290     GALLBLADDER ORAL CHOLECYSTOGRAPHY
74291     GALLBLADDER 2ND DAY
74300     CHOLANGIOGRAPHY DURING SURGERY
74301     CHOLANGIOGRAPHY, ADDITIONAL SET
74305     CHOLANGIOGRAPHY, POST OP
74320     CHOLANGIOGRAPHY TRANSHEPATI C S&I
74327     X-RAY FOR BILE STONE REMOVAL S&I
74328     ENDOCATH BILIARY DUCT FLUORO S&I
74329     ENDOCATH PANCEATIC DUCT FLUORO S&I
74330     ENDOCATH BILIARY&PANCEATIC DUCTS S&I
74340     X-RAY GUIDE FOR LONG GI TUBE
74350     X-RAY GUIDE, GASTROSTOMY TUBE S&I
74355     X-RAY GUIDE, INTESTINAL TUBE S&I
74360     X-RAY GUIDE, INTRALUMINAL DILATION S&I
74363     X-RAY GUIDE, BIL DUCT STRICTURE DILATION
74400     IVP (UROGRAM)
74405     IVP (UROGRAPHY) WITH CONTRAST
74410     IVP (UROGRAPHY) WITH INFUSION
74415     IVP (UROGRAPHY) WITH TOMOGRAPHY
74420     UROGRAPHY RETROGRADE
74425     UROGRAPHY ANTEGRADE S&I
74430     CYSTOGRAPHY S&I

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.


CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

74440     VASO/VESICULO/EPIDIDYMOGRAPHY S&I
74445     CORPORA CAVERNOSOGRAPHY S&I
74450     CYSTOGRAPHY RETROGRADE S&I
74455     CYSTOGRAPHY VOIDING S&I
74470     RENAL CYST STUDY S&I
74475     INTRODUCTION OF CATHETER RENAL PELVIS S&I
74480     INTRODUCTION OF CATHETER URETER PELVIS S&I
74485     DILATION NEPHROSTOMY/URETERS/URETHRA S&I
74710     PELVIMETRY
74740     HYSTEROSALPING S&I
74742     TRANSCREVICAL CATHIZATION, FALLOPIAN TUBE S&I
74775     PERINEOGRAPHY, VAGINOGRAPHY
75552     MRI MYOCARDIUM
75553     MRI MYOCARDIUM WITH CONTRAST
75554     MRI CARDIAC FUNCTION, W/WO MORPHOLOGY
75555     MRI CARDIAC FUNCTION, W/WO MORPH, LTD
75556     MRI CARDIAC VELOCITY FLOW MAPPING
75600     AORTOGRAPHY THORACIC WO/SERIAL S&I
75605     AORTOGRAPHY THORACIC SERIALOGRAPHY S&I
75625     AORTOGRAPHY ABDOMEN TRANS-LUMBAR SERIAL S&I
75630     AORTOGRAPHY ABDOMEN BI-ILIO SERIAL S&I
75650     ANGIOGRAPHY CERVICOCEREBRAL S&I
75658     ANGIOGRAPHY BRACHIAL RETRO S&I
75660     ANGIOGRAPHY X/CARTIOD CEREBRAL UNI S&I
75662     ANGIOGRAPHY X/CARTIOD CEREBRAL BIL S&I
75665     ANGIOGRAPHY CARTIOD CEREBRAL UNI S&I
75671     ANGIOGRAPHY CARTIOD CEREBRAL BIL S&I
75676     ANGIOGRAPHY CARTIOD CERVICAL UNI S&I
75680     ANGIOGRAPHY CARTIOD CERVICAL BIL S&I
75685     ANGIOGRAPHY VERTEBRAL S&I
75705     ANGIOGRAPHY SPINAL S&I
75710     ANGIOGRAPHY EXTREMITY UNILATERAL S&I
75716     ANGIOGRAPHY EXTREMITY BILATERAL S&I
75722     ANGIOGRAPHY RENAL UNILATERAL S&I
75724     ANGIOGRAPHY RENAL BILATERAL S&I
75726     ANGIOGRAPHY VISCERAL S&I
75731     ANGIOGRAPHY ADRENAL UNILATERAL S&I
75733     ANGIOGRAPHY ADRENAL BILATERAL S&I
75736     ANGIOGRAPHY PELVIC S&I
75741     ANGIOGRAPHY PULMONARY UNILATERAL S&I
75743     ANGIOGRAPHY PULMONARY BILATERAL S&I
75746     ANGIOGRAPHY PULMONARY NON-SELECTIVE S&I
75756     ANGIOGRAPHY INTERNAL MAMMARY S&I
75774     ANGIOGRAPHY SELECTIVE EACH ADD'L VESSEL S&I
75790     ANGIOGRAPHY ARTERIOVENOUS SHUNT S&I

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.


CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

75801     LYMPHANGIOGRAPHY EXTREMITY UNI S&I
75803     LYMPHANGIOGRAPHY EXTREMITY BIL S&I
75805     LYMPHANGIOGRAPHY PELVIS/ABDOMEN UNI S&I
75807     LYMPHANGIOGRAPHY PELVIS/ABDOMEN BIL S&I
75809     SHUNTOGRAM (LEVEEN SHUNT) S&I
75810     SPLENOPORTOGRAPHY S&I
75820     VENOGRAPHY EXTREMITY UNILATERAL S&I
75822     VENOGRAPHY EXTREMITY BILATERAL S&I
75825     VENOGRAPHY CAVAL INFERIOR WITH SERIAL S&I
75827     VENOGRAPHY CAVAL SUPERIOR WITH SERIAL S&I
75831     VENOGRAPHY RENAL UNILATERAL S&I
75833     VENOGRAPHY RENAL BILATERAL S&I
75840     VENOGRAPHY ADRENAL UNILATERAL S&I
75842     VENOGRAPHY ADRENAL BILATERAL S&I
75860     VENOGRAPHY SINUS/JUGULR S&I
75870     VENOGRAPHY SAGITTAL SINUS S&I
75872     VENOGRAPHY EPIDURAL S&I
75880     VENOGRAPHY ORBITAL S&I
75885     PERCUTANEOUS TRANSHEPATIC W/HEMO S&I
75887     PERCUTANEOUS TRANSHEPATIC WO/HEMO S&I
75889     HEPATIC VENOGRAPHY W/HEMO S&I
75891     HEPATIC VENOGRAPHY WO/HEMO S&I
75893     VENOUS SAMPLING WO/ANGIOGRAPHY
75894     TRANSCATHETER THERAPY EMBOLIZATION S&I
75896     TRANSCATHETER THERAPY INFUSION S&I
75898     TRANSCATHETER ANGIOGRAM F/U STUDY
75900     ARTERIAL CATHETER EXCHANGE
75940     PERCUTANEOUS PLACE IVC FILTER S&I
75960     TRANSCATHETER INTRODUCTION S&I
75961     TRANSCATHETER RETRIEVAL S&I
75962     TRANSLUM ANGIOPLASTY PERIPHERAL ARTERY S&I
75964     TRANSLUM ANGIOPLASTY ADD'L PERIPH ART S&I
75966     TRANSLUM ANGIOPLASTY VISCERAL ART S&I
75968     TRANSLUM ANGIOPLASTY ADD'L VISCERAL ART S&I
75970     TRANSCATHETER BIOPSY S&I
75978     TRANSLUMINAL ANGIOPLASTY, VENOUS S&I
75980     TRANSHEPATIC BILIARY DRAINAGE S&I
75982     PLACE DRAINAGE CATHETER S&I
75984     DRAINAGE CATHETER CHANGE S&I
75989     ABSCESS DRAINAGE GUIDANCE S&I
75992     TRANSLUM ATHERCTOMY, PERIPH ART S&I
75993     TRANSLUM ATHERCTOMY, ADDL PERIPH S&I
75994     TRANSLUM ATHERCTOMY, RENAL ART S&I
75995     TRANSLUM ATHERCTOMY, VICERAL ART S&I
75996     TRANSLUM ATHERCTOMY, ADD'L VICERAL S&I

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

76000     FLUOROSCOPY
76001     FLUOROSCOPY, PHYSICIAN ASSIST
76003     FLUOROSCOPY, NEEDLE LOCATION
76010     FB LOCALIZATION NOSE-TO-RECTUM, CHILD
76020     BONE AGE STUDY
76040     BONE LENGTH, ORTHOROENTGENO/SCANOGRAM
76061     BONE (OSSEOUS) SURVEY LTD
76062     BONE (OSSEOUS) SURVEY COMPLETE
76065     BONE SURVEY INFANT
7666      JOINT SURVEY 1+JOINTS 1VW
76070     CT BONE DENSITY STUDY
76075     DUAL XRAY ABSORB (DEXA), BONE DENSITY STUDY
76080     FISTULA/SINUS STUDY S&I
76086     MAMMARY DUCTOGRAM 1DUCT S&I
76088     MAMMARY DUCTOGRAM 2+DCT S&I
76090     MAMMOGRAPHY UNILATERAL
76091     MAMMOGRAPHY BILATERAL
76092     MAMMOGRAPHY BILATERAL (SCREENING)
76093     MRI OF BREAST, UNILATERAL
76094     MRI OF BREASTS, BILATERAL
76095     STEREO LOCALIZATION, BREAST BIOPSY, S&I
76096     BREAST MASS LOCALIZATION PREOP
76098     BREAST SURGICAL SPECIMEN
76100     TOMOGRAPHY BODY SECTION 1PLANE
76101     LAMINOGRAGRAPHY UNILATERAL
76102     LAMINOGRAPHY BILATERAL
76120     CINERADIOGRAPHY, NON-INCLUDED
76125     CINERADIOGRAPHY WITH ROUTINE EXAM
76140     CONSULTION ON X-RAY EXAM
76150     XERORADIOGRAPHY
76350     SUBTRACTION WITH CONTRAST STUDY
76355     CT GUIDE STERIOTACTIC LOCALIZATION
76360     CT NEEDLE BIOPSY GUIDE S&I
76365     CT CYST ASPIRATION GUIDE S&I
76370     CAT SCAN FOR THERAPY GUIDE
76375     CT 3-D RECONSTRUCTION
76380     CT 3D RECON LTD/LOCAL F/U
76400     MRI BONE MARROW BLOOD
76499     UNLISTED DIAGNOSTIC EXAM
76506     US BRAIN B-SCAN
76511     US EYE, A-SCAN
76512     US EYE, B-SCAN
76513     US EYE, WATER BATH
76516     US EYE, A-SCAN BIOMETRY
76519     US EYE, W/LENS POWER CALCULATION

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

76529     US EYE, FOREIGN BODY LOCALIZATION
76536     US NECK SOFT TISSUE
76604     US CHEST
76645     US BREAST(S)
76700     US ABDOMEN COMPLETE
76705     US ABDOMEN LTD (1 ORGAN)
76770     US RETROPERITONEAL RENAL
76775     US RETROPERI (RENAL) LTD
76778     US KIDNEY TRANSPLANT
76800     US SPINAL CANAL & CONTENTS
76805     US OB COMPLETE - I
76810     US OB MULTI GESTATE - II
76815     US OB LTD
76816     US OB FOLLOW-UP/2ND
76818     US FETAL BIOPHYSICAL PROFILE
76825     US FETAL HEART
76826     US FETAL HEART, F/U
76827     US DOPPLER FETAL HEART
76828     US DOPPLER FETAL HEART, F/U
76830     US TRANSVAGINAL
76856     US PELVIS NON-OB
76857     US PELVIS NON-OB LTD/FU
76870     US TESTICULAR MASS
76872     US PROSTATE TRANSRECTAL
76880     US EXTREMITY NON-VASCULAR
76930     USG PERICARDIOCENTES S&I
76932     USG ENDOMYOCARD BIO S&I
76934     USG THORACENTESIS S&I
76936     USG ARTERY REPAIR
76938     USG CYST/RENAL PELVIS ASPIRATION S&I
76941     USG TRANSFUSION
76942     USG NEEDLE BIOPSY S&I
76945     USG VILLUS SAMPLING
76946     USG AMNIOCENTESIS S&I
76948     USG OVA ASPIRATION S&I
76950     USG RADIOTHERAPY, B-SCAN
76960     USG RADIOTHERAPY, EXCEPT B-SCAN
76970     US REPEAT
76975     US GASTROINTESTINAL ENDOSCOPIC, S&I
76986     US DURING SURGERY
76999     UNLISTED US PROCEDURE
78000     THYROID UPTAKE 6 HOUR DETERMINATION
78001     THYROID UPTAKE MULTI DETERMINATION
78003     THYROID UPTAKE STIM/SUPPRESS/DISCHARGE
78006     THYROID SCAN 6 HR UPTAKE

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

78007     THYROID SCAN 6&4 HR
78010     THYROID SCAN
78011     THYROID SCAN VASCULAR FLOW
78015     THYROID CARCINOMA LIMITED AREA
78016     THYROID CARCINOMA ADD'L AREAS
78017     THYROID CARCINOMA MULTIPLE AREAS
78018     THYROID CARCINOMA WHOLE BODY
78070     PARATHYROID IMAGING
78075     ADRENAL, CORTEX/MEDULLA
78099     UNLISTED ENDOCRINE EXAM
78102     BONE MARROW SCAN LIMITED AREA
78103     BONE MARROW SCAN MULTIPLE AREAS
78104     BONE MARROW SCAN WHOLE BODY
78110     PLASMA VOLUME 1 SAMPLE
78111     PLASMA VOLUME MULTI SAMPLE
78120     RED CELL VOL 1 SAMPLE
78121     RED CELL VOL MULTI SAMPLE
78122     WHOLE BLOOD VOLUME DETERMINATION
78130     RED CELL SURVIVAL STUDY
78135     RED CELL SURVIVAL DIFF'L ORGAN/TISSUE
78140     LABELED RED CELL SEQUESTRATION
78160     PLASMA RADIOIRON DISAPPEARANCE RATE
78162     RADIOIRON ORAL ABSORPTION
78170     RADIOIRON RED CELL UTILIZATION
78172     CHELATABLE IRON ESTIMATE
78185     SPLEEN SCAN W/WO VASCULAR FLOW
78190     PLATELET SURVIVAL KINETICS
78191     PLATELET SURVIVAL STUDY
78195     LYMPHATICS & LYMPH GLANDS
78199     UNLISTED NM HEMO/RETICULO/LYMPHATIC
78201     LIVER SCAN
78202     LIVER SCAN W/VASCULAR FLO
78205     LIVER SCAN (SPECT)
78215     LIVER & SPLEEN SCAN
78216     LIVER & SPLEEN W/VASC FLO
78220     LIVER FUNCTION STUDY
78223     HEPATOBILIARY SCAN
78230     SALIVARY GLAND SCAN
78231     SALIVARY-PARTOID SERIAL
78232     SALIVARY GLAND FUNCTION STUDY
78258     ESOPHAGEAL MOTILITY
78261     GASTRIC MUCOSA SCAN
78262     GASTROESOPHAGEAL REFLUX
78264     GASTRIC EMPTYING STUDY
78270     VIT B-12 W/O INTRINSIC FACTOR

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

78271     VIT B-12 WITH INTRINSIC FACTOR
78272     VIT B-12 W/WO INTRINSIC FACTOR
78278     GI ACUTE BLOOD LOSS SCAN
78282     GI PROTEIN LOSS
78290     BOWEL SCAN
78291     PERITONEAL-VENOUS SHUNT PATENCY
78299     UNLISTED NM GI PROCEDURE
78300     BONE SCAN LIMITED AREA
78305     BONE SCAN MULTIPLE AREAS
78306     BONE SCAN WHOLE BODY
78315     BONE SCAN 3 PHASE STUDY
78320     BONE SCAN TOMO SPECT
78350     BONE MINERAL CONTENT STUDY
78351     BONE MINERAL CONTENT STUDY, DUAL
78399     UNLISTED NM MUSCULOSKELETAL
78414     CENTRAL C-V HEMODYNAMICS
78428     CARDIAC SHUNT DETECTION
78445     VASCULAR FLOW STUDY
78455     VENOUS THROMBOSIS STUDY
78457     VENOUS THROMBOSIS SCAN UNILATERAL
78458     VENOUS THROMBOSIS SCAN BILATERAL
78460     THALLIUM RESTING ONLY
78461     THALLIUM STRESS
78464     THALLIUM RESTING WITH TOMOGRAPHIC (SPECT)
78465     THALLIUM STRESS WITH TOMOGRAPHIC (SPECT)
78466     MYOCARD INFARCT AVID QUAL/QUAN
78468     MYOCARD INFARCT AVID EJECT FRAC 1PASS
78469     MYOCARD INFARCT AVID WITH TOMOGRAPHIC (SPECT)
78472     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION
78473     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION MUL
78478     MYOCARDIAL PERFUSION STUDY
78480     MUGA 1PS WMS+EJECT FRACTION
78481     CARDIAC BLOOD POOL IMAGE, 1PS WMS+EJECT FRAC
78483     CARDIAC BLOOD POOL IMAGE, WMS+EJECT FRAC MULTI
78499     UNLISTED NM CARDIOVASCULAR
78580     PULMONARY PERFUSION PARTICLE
78584     PULMONARY PERFUSION PART WITH VENT 1BREATH
78585     PULMONARY PERFUSION PART REBREATH+WASHOUT
78586     PULMONARY VENT AEROSOL 1PROJECTION
78587     PULMONARY VENT AEROSOL MULTIPLE PROJECTIONS
78591     PULMONARY VENT GAS 1BRE 1PROJECTION
78593     PULMONARY VENT GAS REBREATH+WASHOUT
78594     PULMONARY VENT GAS M/BREATH M/PROJECTIONS
78596     VENTILATION/PERFUSION STUDY
78899     UNLISTD NM RESPIRATORY

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

78600     BRAIN SCAN LTD STATIC
78601     BRAIN SCAN LTD WITH VASCULAR FLOW
78605     BRAIN SCAN COMPLETE STUDY
78606     BRAIN SCAN VASCULAR FLOW
78607     BRAIN SCAN TOMOGRAPHIC (SPECT)
78608     PET BRAIN IMAGING, METABOLIC EVAL
78609     PET BRAIN IMAGING, PERFUSION EVAL
78610     BRAIN SCAN VASC FLOW ONLY
78615     CEREBRAL BLOOD FLOW
78630     CSF FLOW CISTERNOGRAPHY
78635     CSF FLOW VENTRICULOGRAPHY
78645     CSF FLOW SHUNT EVALUATION
78647     CSF FLOW EVALUATION
78650     CSF LEAKAGE DETECTION & LOCALIZATION
78655     RADIONUCLIDE ID OF EYE TUMOR
78660     RADIONUCLIDE DACRYOCYSTOGRAPHY
78699     UNLISTED NM NERVOUS SYSTEM
78700     KIDNEY SCAN STATIC
78701     KIDNEY SCAN W/VASCULAR FLOW
78704     KIDNEY SCAN W/FUNCTION STUDY
78707     KIDNEY SCAN W/FLOW&FUNCTION STUDY
78710     KIDNEY SCAN (SPECT)
78715     KIDNEY VASCULAR FLOW ONLY
78725     KIDNEY FUNCTION STUDY
78726     KIDNEY FUNCTION STUDY W/PHARMACY
78727     KIDNEY TRANSPLANT EVALUATION
78730     URINARY BLADDER RESIDUAL
78740     URETERAL REFLUX STUDY
78760     TESTICULAR SCAN
78761     TESTICULAR W/VASCULAR FLOW
78799     UNLISTED NM GENITOURINARY
78800     GALLIUM SCAN TUMOR LIMITED AREA
78801     GALLIUM SCAN TUMOR MULTIPLE AREAS
78802     GALLIUM SCAN TUMOR WHOLE BODY
78803     TUMOR LOCALIZATION (SPECT)
78805     GALLIUM SCAN ABSCESS LIMITED AREA
78806     GALLIUM SCAN ABSCESS WHOLE BODY
78807     RADIONUCLIDE ABCESS LOCALIZATION, SPECT
78890     GEN AUTO DATA INTERPRETATION SIMPLE
78891     GEN AUTO DATA INTERPRETATION COMPLEX
78990     DIAGNOSTIC RADIONUCLIDE(S)
78999     UNLISTED NM MISCELIANEOUS
93875     DOPPLER EXTRACRANIAL ARTERIES
93880     DUPPLEX SCAN OF EXTRACRANIAL ARTERIES
93882     F/U OR LIMITED EXTRACRANIAL STUDY

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

93886     DOPPLER, INTRACRANIAL ARTERIES
93888     F/U OR LIMITED INTEACRANIAL STUDY
93922     DOPPLER U/L EXTREMITY ARTERIES, SINGLE LEVEL
93923     DOPPLER U/L EXTREMITY ARTERIES, MULTI LEVEL
93924     DOPPLER LOWER EXTREM ARTERIES AT REST
93925     DUPPLEX SCAN, LOWER EXTREMITY ARTERIES
93926     F/U OR LIMITED LOWER EXTREMITY STUDY
93930     DUPPLEX SCAN, UPPER EXTREMITY ARTERIES
93931     F/U OR LIMITED UPPER EXTREMITY STUDY
93965     DOPPLER EXTREMITY VEINS
93970     DUPPLEX SCAN, EXTREMITY VEINS
93971     F/U OR LIMITED EXTREMITY STUDY
93975     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, ABDOM
93976     F/U OR LIMITED VISCERAL STUDY
93978     DUPLEX SCAN, AORTA, INF VENA CAVA, ILIAC VASC
93979     F/U OR LIMITED VISCERAL STUDY
93980     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, PENILE
93981     F/U OR LIMITED PENILE STUDY
93990     DUPLEX SCAN OF HEMODIALYSIS ACCESS
19030     IP FOR BREAST X-RAY
19290     NEEDLE LOCALIZATION WIRE PLACEMENT, BREAST
19291     ADD'L NEEDLE LOCA WIRE PLACEMENT, BREAST
20501     IP FOR DIAGNOSTIC SINOGRAM
21116     IP FOR JAW JOINT X-RAY
23350     IP FOR SHOULDER X-RAY
24220     IP FOR ELBOW X-RAY
25246     IP FOR WRIST X-RAY
27093     IP FOR HIP X-RAY
27095     IP FOR HIP X-RAY
27370     IP FOR KNEE X-RAY
27648     IP FOR ANKLE X-RAY
31656     BRONCHOSCOPY, INJECTION FOR X-RAY
31708     INSTALL AIRWAY CONTRAST DYE
31710     INSERTION OF AIRWAY CATHETER
31715     IP FOR BRONCHUS X-RAY
36005     IP FOR VENOGRAPHY
36010     PLACE CATHETER, SUP/INF VENA CAVA
36011     PLACE CATHETER, VENOUS, 1ST ORDER, SELECTIVE
36012     PLACE CATHETER, VENOUS, 2ND ORDER, SELECTIVE
36013     PLACE CATHETER, RT HEART/MAIN PULM ARTERY
36014     PLACE CATHETER, LT/RT PULMONARY ARTERY
36015     PLACE CATHETER, SEG/SUBSEG PULM ARTERY
36100     PLACE CATHETER, CARTOID/VERTEBRAL ARTERY
36120     PLACE CATHETER, RETRO BRACHIAL ARTERY
36140     PLACE CATHETER, EXTREMITY ARTERY

                                MEDICON FEE SCHEDULE
                             CIGNA HEALTHCARE OF NY, INC.

CPT                                                  GLOBAL     TECH       PROF
CODE      EXAM DESCRIPTION                             FEES     FEES       FEES

36145     PLACE CATHETER, ARTERIOVENOUS SHUNT
36160     PLACE CATHETER, AORTIC, TRANSLUMBAR
36200     PLACE CATHETER, AORTA
36215     PLACE CATHETER, ARTERY, 1ST ORDER, THORACIC
36216     PLACE CATHETER, ARTERY, 2ND ORDER, THORACIC
36217     PLACE CATHETER, ARTERY, 3RD ORDER, THORACIC
36218     PLACE CATHETER, ARTERY, ADD'L
36245     PLACE CATHETER, ARTERY, 1ST ORDER, ABDOMEN
36246     PLACE CATHETER, ARTERY, 2ND ORDER, ABDOMEN
36247     PLACE CATHETER, ARTERY, 3RD ORDER, ABDOMEN
36248     PLACE CATHETER, ARTERY, ADD'L, ABDOMINAL
36400     VENIPUNCTURE, AGE<3, FEM, JUG/SAG VEIN
36405     VENIPUNCTURE, AGE<3, SCALP VEIN
36406     VENIPUNCTURE, AGE<3, OTHER VEIN
36410     VENIPUNCTURE, CHILD AGE>3, DIAGNOSTIC
36415     RTNE VENIPUNCTURE OR FINGER/HEAL/EAR STICK
36500     INSERTION OF CATHETER, VEIN
38200     IP FOR SPLEEN X-RAY
38790     IP FOR LYMPHATIC X-RAY
42550     IP FOR SALIVARY X-RAY
47500     IP FOR PERCU TRANSHEP CHOLANGIOGRAPHY
47630     BILIARY DUCT STONE EXTRACTION
50390     NEEDLE ASPIRATION/INJECTION OF RENAL CYST
50394     IP FOR PYELOGRAPHY
50684     IP FOR URETEROGRAPHY/URETEROPYELOGRAPHY
50690     IP FOR ILEAL CONDUIT OR URETEROPYELOGRAPHY
50959     URETERAL ENDO ESTB NEPHRO/PYELO, INSERT NUC MT
51600     IP FOR CYSTOGRAPHY/URETHROCYSTOGRAPHY
51605     IP & CHAIN PLACE, CONT/CHAIN URETHROCYSTO
51610     IP FOR RETROGRADE URETHROCYSTOGRAPHY
54230     IP FOR CORPORA CAVEROSOGRAPHY
55300     VASOTOMY, SEMINAL VESICUL/EPIDIDYMOGRAMS
58340     IP FOR HYSTE ROSALPINGOGRAPHY
61055     IP FOR CISTERNAL/LATERAL CERVICAL PUNCTURE
62270     SPINAL FLUID TAP, DIAGNOSTIC
62284     IP FOR MYELOGRAM
62290     IP FOR LUMBAR DISKOGRAPHY
62291     IP FOR CERVICAL DISKOGRAPHY
68850     CONTRAST IP FOR DACRYOCYSTOGRAPHY

                                    EXHIBIT 3
                  MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                                ASSESSMENT CRITERIA

                                    MEDICON
                    -----------------------------------------
                     THE MEDICAL RESOURCE MANAGEMENT COMPANY

                                    MEDICON
                    -----------------------------------------
                     THE MEDICAL RESOURCE MANAGEMENT COMPANY

                                    MEDICON
                    -----------------------------------------
                     THE MEDICAL RESOURCE MANAGEMENT COMPANY

                                    MEDICON
                    -----------------------------------------
                     THE MEDICAL RESOURCE MANAGEMENT COMPANY

                                    MEDICON
                    -----------------------------------------
                     THE MEDICAL RESOURCE MANAGEMENT COMPANY

                                      EXHIBIT 4
                    MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT

                              CONFIDENTIALITY AGREEMENT
                              -------------------------

     THIS CONFIDENTIALITY AGREEMENT (the "Agreement") is entered into between CIGNA HealthCare of New York, Inc. ("CIGNA") and Medicon, Inc. ("Medicon").

                                  W I T N E S S E T H

         WHEREAS, CIGNA and Medicon are entering into an agreement with regard to the provision of radiology services (the "MCA Agreement"); and

         WHEREAS, each of the parties have received or will receive confidential and/or proprietary information in connection with the MCA Agreement; and

         WHEREAS, each of the parties is willing to provide such confidential and/or proprietary information to the other on the condition that such information is protected from unauthorized use and disclosure as provided for in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:

          1. Each party agrees to treat as confidential any information furnished directly or indirectly by either party to the other in connection with the MCA Agreement (hereinafter collectively referred to as the "Confidential Information").

          2. For purposes of this Agreement, the Confidential Information shall include, but shall not be limited to, information contained in the books and records of each party and its affiliates, written documentation, and computer data. The Confidential Information shall include, but shall not be limited to, information relating to or obtained about (i) the property, financial condition, or operations of the parties or the parties' affiliates; (ii) the parties' or the parties' affiliates' marketing strategy, product designs, prices, customers and plans for development of new products, services or programs; (iii) providers, including provider fee schedules; (iv) beneficiaries under the health benefit plans administered by CIGNA or its affiliates, including information regarding eligibility, utilization and any other medical information; (v) meetings with directors, trustees, officers, employees and representatives of each party and its affiliates; (vi) assets, liabilities, agreements, contracts and commitments; (vii) the terms and conditions of the MCA Agreement including financial rates and
               (viii) all other information which is confidential or proprietary in nature. Confidential Information also includes any documents designated and marked as being confidential by the disclosing party. Confidential Information shall not include (i) any information which becomes generally available to the public other than as a result of an unauthorized disclosure by a party to this Agreement or its agents; (ii) any information which was available to the receiving party on a non-confidential basis prior to its unauthorized disclosure by a party to this Agreement or its agents; or (iii) information which becomes available on a nonconfidential basis from a third party source provided that such third party source is not bound by a confidentiality agreement.

     3. Each party further agrees that the Confidential Information shall only be disclosed to the officers, employees, representatives and outside consultants of the parties and the parties' affiliates who need to know such Confidential Information in conjunction with the MCA Agreement, to any third parties as required in connection with a party's performance of its obligations under the MCA Agreement and to any other parties to which the party to which the Confidential Information relates consents in writing (the "Authorized Persons"). Each party shall take appropriate action by instruction, agreement or otherwise with the Authorized Persons to satisfy each party's obligations hereunder with respect to the use, security and protection of the Confidential Information. Each party assumes all responsibility for any breach of this Agreement by each party's respective Authorized Persons.

     4. In the event that either party is requested or required in any judicial or administrative proceedings to disclose any Confidential Information, the party receiving the request shall provide the other party with prompt notice of such request(s) in order that the other party may have the opportunity to seek an appropriate protective order or such other remedy as is appropriate in such circumstances. In the absence of an appropriate protective order, if, in the opinion of counsel for the party receiving the request to disclose, such party is compelled to disclose such Confidential Information or else stand liable for contempt or suffer possible censure or other penalty or liability, then such party may disclose such Confidential Information without liability to the other party hereunder, but only to the extent legally required.

     5. Upon demand by either party, all Confidential Information, including written notes, photographs, and memoranda, and all copies thereof shall promptly be returned.

     6. The parties realize that any violation of this Agreement by one party will cause irreparable harm to the other party. Each party shall be entitled to injunctive relief in the event of any breach or violation of this Agreement by the other party. Such injunctive relief shall not be the exclusive remedy for any breach of this Agreement but shall be in addition to all other remedies available at law or equity.

     7. This Agreement is assignable only with the prior written consent of both parties.

           8. No amendment or modification of this Agreement will be valid and binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment or modification is sought.

           9. No delay or failure at any time on the part of the parties in exercising any right, power or privilege under this Agreement shall impair any such right, power, or privilege or be construed as a waiver of such right, power or privilege.

          10. The obligations not to disclose and to restrict access to the Confidential Information shall continue during the term of the MCA Agreement and subsequent thereto unless expressly released by both parties in writing.

          11. This Agreement sets forth the entire agreement and understanding between CIGNA and Medicon with respect to the subject matter hereof and supersedes all agreements, writings and discussions between them and with respect to the subject matter prior to the date of execution of this Agreement.

         12. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
                                             ---------

         IN WITNESS WHEREOF, Medicon and CIGNA have caused this Agreement to be
     signed by their duly authorized representatives as of the      day of    .
                                                              ------      ----

CIGNA HealthCare of New York, Inc.       Medicon, Inc.


- -----------------------                  ------------------------

By:____________________                  By:_____________________

Its:___________________                  Its:____________________

                                      EXHIBIT 5
                    MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                                PERFORMANCE GUARANTEES

     Medicon and CIGNA agree to the following performance definitions, measures, standards, and penalties. For each category described below, performance will be measured and penalties, if any, will be calculated on the basis of CIGNA audits or surveys described in this Exhibit. If Medicon fails to achieve a performance standard set forth below, applicable penalties shall take the form of a reduction in the amounts due Medicon under this Agreement.

     I. REPRESENTED PROVIDER NETWORK MAINTENANCE

     Performance Guarantee
     ---------------------



     Penalty
     -------

     II. REPORTING






    III. PAYOR/REFERRING PHYSICIAN/REPRESENTED PROVIDER/PARTICIPANT SATISFACTION SURVEYS

     IV. CLAIMS PROCESSING

     A. Medicon acknowledges that, with respect to some of the entities with which CIGNA or a CIGNA Affiliate holds a Service Agreement (the "Customers"), performance with respect to claims processing is guaranteed, and Medicon agrees to be responsible for or to share in the responsibility for any penalties assessed by the Customers for failure to satisfy any such performance guarantees as more specifically set forth below. The claims processing guarantees delineated in this section IV are applicable to all of Medicon's claims payments to Represented Providers.

     EXPECTATIONS FOR PERFORMANCE GUARANTEE PAY-OUT

     Shortly after a guarantee period has ended, CIGNA will supply Customers with the pertinent claim processing service results. If performance for claims processing has fallen below the guarantee level, CIGNA or a CIGNA Affiliate will immediately issue a check to the Customer for the relevant claim processing penalty amount.

     Once the Customer requirements for pay-out are satisfied, if Medicon contributed to the conduct requiring the pay-out, CIGNA will contact Medicon within twenty days of its issuance of a penalty reimbursement to its Customer. When the performance guarantee penalty was paid due solely to the actions of Medicon, Medicon will reimburse CIGNA for the full performance guarantee amount paid to the Customer. When a performance guarantee penalty was paid in part due to the actions of Medicon and in part due to the actions of CIGNA, Medicon will reimburse CIGNA for part of the performance guarantee penalty amount paid as determined by both parties on a case-by-case basis. CIGNA will provide Medicon with a quarterly report of all performance guarantee penalties for reconciliation.

     PERFORMANCE GUARANTEE SERVICES AND STANDARDS AT-A-GLANCE

     Below are examples of typical performance guarantees made to Customers. These examples should not be construed as an exhaustive list of claims processing performance guarantees. CIGNA agrees to communicate to Medicon any performance guarantees which are more stringent or which apply different standards from the guarantees described below. Medicon reserves the right to approve whether or not more stringent guarantees or guarantees which are different from those guarantees outlined below shall apply to this Agreement, which approval shall not be unreasonably withheld.

     PERFORMANCE GUARANTEE SERVICES AND STANDARDS IN DETAIL

     TIME TO PROCESS




     FINANCIAL ACCURACY

     Guarantee that the financial accuracy of claims payment shall be measured on an annual basis. Financial accuracy is calculated using audited claim information from claim audits routinely conducted by each claim office and will include audited claim information from all accounts serviced by the claim office. The formula for calculating financial accuracy is the total dollars that would have been paid out if all of the audited claims were paid accurately less the total dollars that were paid incorrectly, including both underpayments and overpayments, divided by the total dollars that would have been paid if all of the audited claims were paid accurately.

     DATA INTEGRITY

     Guarantee that data integrity (non-financial claim processing accuracy)
     shall be     or greater, measured on an annual basis. Data integrity is calculated using audited claim information from claim audits routinely conducted by each claim office and will include audited claim information from all accounts serviced by the claim office. The formula for calculating data integrity is the total number of claims audited less the total number of audited claims processed with data errors due solely to Medicon, divided by the total number of claims audited. Medicon will audit a statistically valid sample of processed claims, which sample shall include a minimum of of all processed claims, on a quarterly basis. CIGNA may conduct its own such audits at its own expense.

     B. The following performance expectations and respective pay-out penalties regarding claims processing are between CIGNA and Medicon only.

     REPORTING

     Medicon will provide CIGNA with reports on a monthly basis that detail performance against the claims processing guarantees described above. Medicon will be expected to provide a full analysis of any deficiency and plans for correcting the deficiency along with the reports. CIGNA reserves the right to at any time request an audit of the reporting process, or the data collection process from which the report data is compiled, or the claims process itself, by an outside auditor to ensure process and administrative integrity.

     V. EFFECTIVE DATE OF PERFORMANCE GUARANTEES

     Medicon will be fully obligated to achieve the standards delineated in this Exhibit commencing June 1, 1996 and for the remainder of the term of this Agreement.

                               HMO PROGRAM ATTACHMENT
                                         TO
                    MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                                    (CAPITATION)
     PURPOSE

     The terms and provisions of this HMO Program Attachment and the Agreement are applicable to Covered Radiology Services rendered by Medicon's Represented Providers to Participants.

     I.   DEFINITIONS

     CAPITATION PAYMENT means a periodic payment for Covered Radiology Services that is made to Medicon for each Participant who is a member of Medicon's Patient Panel.

     MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

     PATIENT PANEL means those Participants who have chosen or have otherwise been assigned to one of Medicon's Represented Providers as the primary source for certain Covered Radiology Services pursuant to a Service Agreement for which Medicon will be reimbursed on a capitated basis.

     POINT OF SERVICE BUSINESS means a type of business pursuant to a Service Agreement which allows the Participant to choose a Participating Provider or a non-Participating Provider for Covered Services at the time such services are sought.

     PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice, pediatrics, obstetrics or gynecology and who has agreed to provide primary care physician services to Participants in accordance with the CIGNA HMO Programs.

     STANDARD BUSINESS means a type of business pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in cases of Emergency or with the prior authorization of CIGNA.

     II. PARTIES' OBLIGATIONS

         A. COVERED SERVICES

         1. Medicon, through its Represented Providers, shall provide all Covered Radiology Services that are required by Participants in Medicon's Patient Panel in accordance with the terms of this Agreement including this HMO Program Attachment. The compensation set forth in this HMO Program Attachment shall be payment in full for such services.

     2. Medicon, through its Represented Providers, shall provide Covered Radiology Services to Participants during regular business hours and any necessary Emergency Covered Radiology Services to Participants on a 24-hour per day, 7-day per week basis.

     3. If during normal business hours, urgent care cases shall be imaged within 24 hours of placement of order. Emergency cases, when ordered during normal business hours, shall be imaged within 4 hours of placement of order.

     4. Medicon, through its Represented Providers, shall provide Covered Radiology Services to all Participants in Medicon's Patient Panel.

     B.  CAPITATION PAYMENTS

     1. On or before the 10th day of each month, CIGNA shall pay Medicon a monthly Capitation Payment for each Participant in Medicon's Patient Panel as set forth in Exhibit A. THE CAPITATION PAYMENT SHALL BE COMPENSATION FOR ALL COVERED RADIOLOGY SERVICES PROVIDED TO PARTICIPANTS IN MEDICON'S PATIENT PANEL.





     4. Where CIGNA, due to information delays, must make a retroactive addition or deletion to Medicon's Patient Panel, CIGNA shall make a retroactive capitation adjustment concurrent therewith. In those instances where a Participant has been retroactively deleted and has received services from Represented Provider after the effective date of deletion but prior to CIGNA informing Medicon of such deletion, Represented Provider may bill participant for such services rendered. Retroactive adjustments may only be made with respect to the sixty (60) day period preceding the date of the adjustment.

     5. Any amendments of Capitation Payment rates, whether on an annual basis or upon changes in benefit designs, shall be in accordance with the amendment provisions of this Agreement.

     6. In addition to the above-referenced Capitation Payments, Medicon will be paid for any new technologies and procedures using CIGNA's RBRVS schedule currently in effect for the particular service location. Medicon is required to contact CIGNA's national Managed Care Operations office in order to obtain approval of any new technology or procedure. Such new technologies and procedures and associated fees shall be agreed to in writing included by amendment to this Agreement. After sufficient data is gathered, these technologies may be included in the capitation rate if mutually agreed by the parties. A listing of new technologies as of the date of the signing of this Agreement is set forth in Exhibit D.

     7. The financial responsibilities of the parties with respect to both Standard Business and Point of Service Business are set forth in Exhibit E.

     C.  CLAIMS PAYMENT/CLAIM AND ENCOUNTER DATA

         Claims for Covered Radiology Services shall be paid in accordance with the requirements set forth in Exhibit B. Medicon and its Represented Providers shall provide CIGNA with the claim and/or encounter data as required in Exhibit B.

     D.  ASSIGNMENT AND IDENTIFICATION OF PARTICIPANTS

         Medicon shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Participants as outlined in HMO Programs.

     E.  COORDINATION OF BENEFITS

     1. CIGNA, Medicon and Represented Proriders agree to cooperate to exchange information relating to coordination of benefits with regard to any Participant for whom Medicon or Represented Providers are providing or arranging services.

     2. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Medicon or Represented Providers may bill such claims to the primary payor. Medicon and Represented Providers shall consider any amounts collected from the primary payor and the compensation set forth in this Attachment as payment in full for such Covered Radiology Services rendered. Medicon and Represented Providers shall not seek any additional reimbursement from either Payor or the Participant, including, but not limited to, reimbursement for coinsurance, copayments, or deductibles under either the primary payor's or Payor's plan.

     3. When designated Payor is primary under applicable coordination of benefits rules, Medicon and Represented Providers shall consider the compensation set forth in this Attachment as payment in full for Covered Radiology Services rendered to Participants and shall not seek additional reimbursement from any secondary payors.

     F.  REIMBURSEMENT OF CIGNA EXPENDITURES

         CIGNA shall be entitled to recover from Medicon any expenditure reasonably made, or recover any cost reasonably incurred (including any reasonable administrative costs) in providing or arranging to provide any Covered Radiology Services for which

          Medicon or its Represented Providers were obligated hereunder but did not so provide. Any such expenditures related to provider reimbursement shall not exceed CIGNA's fee-for-service schedule. CIGNA may deduct an amount sufficient to compensate CIGNA for such expenditures and costs from the payments due to Medicon from CIGNA. CIGNA shall provide Medicon with written notice and full disclosure of costs incurred prior to any such deductions. However, wherever reasonably possible, CIGNA shall first notify Medicon of any such failure and of CIGNA's intent to provide or arrange for the Covered Radiology Service. This provision shall survive the termination of this Agreement.

     G.   OTHER PROCEDURES

          Medicon shall be paid for any procedure or service not covered by the Capitation Payments only if approved and reimbursed under the provisions outlined in Section II.B.6 or if CIGNA's authorization is otherwise obtained prior to performance of such procedure or service.

     H.   LIMITATIONS ON BILLING PARTICIPANTS

     1. Medicon, for itself and on behalf of each Represented Provider, hereby agrees that in no event, including, but not limited to non-payment by CIGNA or Medicon, CIGNA's or MCA's insolvency or breach of this Agreement, shall Medicon or any Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants or persons other than CIGNA or Medicon for Covered Radiology Services. This provision shall not prohibit collection of any applicable Copayments, Deductibles or Coinsurance.

     2. Medicon further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Participants and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between Medicon or Represented Providers and the Participant or persons acting on the Participant's behalf.

     3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after the applicable state regulatory agency has received written notice and approved of such proposed changes.

     I.   UTILIZATION MANAGEMENT

          Medicon shall perform and comply with the Utilization Management requirements set forth in Exhibit C.

     J.  QUALITY MANAGEMENT

         Medicon shall establish, implement and maintain a Quality Management program consistent with NCQA standards and acceptable to CIGNA. Medicon shall report results of said program to CIGNA and Medicon shall audit quality assurance data reported by Represented Providers to verify data accuracy. Scheduling of said reports and audits shall be at times mutually agreed upon by the parties.

     K.  PERFORMANCE FEEDBACK

     1. CIGNA may provide feedback to Medicon in a manner intended to help Medicon assess and enhance Represented Providers' performance with regard to quality of care, patient satisfaction and efficient practice.

     2. For purposes of providing helpful performance feedback, CIGNA may perform telephone surveys, review medical records, and analyze medical costs of Participants in Medicon's Patient Panel in comparison with physician peers. The results of such activities, if any, will routinely be reported to Medicon.

     L.  FINANCIAL REPORTS

     1. Medicon shall provide CIGNA's parent, CIGNA Health Corporation, with copies of Medicon's annual audited financial reports, including, but not limited to, Medicon's income statement and balance sheet, and such other financial reports as are reasonably requested by CIGNA Health Corporation.

     2. Medicon shall provide written reports to CIGNA's parent, CIGNA Health Corporation and CIGNA HealthCare of New York Inc., on a quarterly basis and in a format acceptable to CIGNA Health Corporation, which describe Medicon's financial condition as of the end of the preceding quarter. Medicon shall also provide written reports to CIGNA, on a quarterly basis and in a format acceptable to CIGNA, which a) identify in the aggregate all payments made to Represented Providers in the preceding quarter for Covered Radiology Services rendered under this Agreement in sufficient detail to determine compliance with this Agreement and applicable law; b) identify in the aggregate the reasonably estimated incurred but not yet paid health care costs with respect to the Covered Radiology Services rendered under this Agreement as of the end of the preceding quarter; c) identify in the aggregate the reasonably estimated incurred but not yet reported health care costs with respect to the Covered Radiology Services rendered under this Agreement as of the end of the preceding quarter; and d) provide a breakdown of the ratio of Medicon's expenses for administrative costs and medical costs with respect to Covered Radiology Services rendered under this Agreement in the preceding quarter.

     3. Medicon shall notify CIGNA immediately of any of Medicon's payment defaults and shall provide CIGNA with copies of notifications of payment defaults received by Medicon, whether Medicon believes such notification of default is valid or not, with respect to any of Medicon's creditors. Medicon shall arrange with its major lender to require such lender to provide CIGNA with immediate notice of Medicon's default under any obligation with such lender, and such major lender shall provide CIGNA with written confirmation of such arrangement. At the end of each quarter, Medicon's chief financial officer or another individual acceptable to CIGNA shall provide CIGNA with a signed certification to the effect that there are no known events of default with respect to any of Medicon's obligations to any party.

          M.   GUARANTEE OF PROVISION OF COVERED RADIOLOGY SERVICES

               Medicon shall ensure the provision and continuation of Covered Radiology Services to all Participants for whom Capitation Payments have been made hereunder. In order to do so, Medicon agrees to deposit all Capitation Payments received hereunder into a segregated bank account. The funds in such account shall be utilized solely to reimburse Represented Providers for Covered Radiology Services rendered hereunder and to reimburse Medicon for its mutually agreed upon administrative fee. Medicon agrees to maintain at all times in such account adequate funds to cover Medicon's obligations to Represented Providers for the Covered Radiology Services rendered by Represented Providers to Participants under this Attachment. Medicon agrees further to promptly provide CIGNA with copies of all bank statements relating to such account.

          N.   COVENANT NOT TO COMPETE

               Medicon agrees that, for the period of this Agreement and for a period of one year following the date of its termination, neither Medicon nor any person or entity controlled by, controlling or under common control with Medicon, whether directly or indirectly through any present or future affiliates, will solicit any agreement with any employer, insurer, labor union, trust or other organization or entity which had a Service Agreement in effect with CIGNA or a CIGNA Affiliate during the preceding one year period for the provision of the services which are the subject of this Agreement. However, if such employer, insurer, labor union, trust or other organization or entity should withdraw from coverage with CIGNA and assume coverage with another organization with whom Medicon has a agreement, Medicon as part of its obligations under said agreement shall be able and entitled to service those members formerly covered by CIGNA. In the event that this provision is held by a court of law to be unenforceable as to time, then, in that event, the time of the limitation shall be that which the court finds to be enforceable. This provision shall survive the termination of this Agreement.

     III. TERMINATION

          A. Upon termination of this Agreement in accordance with the terms of Section III.C. of the Agreement, Medicon through its Represented Providers shall continue to provide Covered Radiology Services for specific conditions for which a Participant was under Represented Provider's care at the time of such termination so long as Participant retains eligibility under a Service Agreement, until the earlier of completion of such services, CIGNA's provision for the assumption of such treatment by another provider, or the expiration of ninety (90) days. CIGNA shall compensate Medicon for Covered Radiology Services provided to any such Participant in accordance with the compensation arrangements under this Agreement until ninety (90) days following termination and thereafter compensation for continued services authorized by CIGNA shall be as mutually agreed.

          B. Medicon and its Represented Providers have no obligation under this Agreement to provide services to individuals who cease to be Participants.

                                      EXHIBIT A
                         HMO PROGRAM ATTACHMENT - CAPITATION
                             CAPITATION PAYMENT SCHEDULE


     1. The following shall apply commencing August 1, 1996:

          Medicon shall receive a Capitation Payment in the amount of per Standard Business Participant per month and per Point of Service Business Participant per month.




          Within 90 days of the completion of each calendar year of this Agreement or of the termination date of this Agreement, if terminated, Medicon will prepare and present to CIGNA a detailed accounting with respect to:

               a) all medical service costs for all Covered Radiology Services rendered to Participants by Represented Providers under the terms of this Agreement for the preceding calendar year
                   (the Actual Medical Service Costs"); and

               b) all mammography service costs (including stereotactic breast biopsies) for all Covered Radiology Services rendered to Participants by Represented Providers under the terms of this Agreement for the preceding calendar year (the "Actual Mammography Service Costs.")

                                      EXHIBIT B
                         HMO PROGRAM ATTACHMENT - CAPITATION
                           CLAIMS PAYMENT RESPONSIBILITIES

     Medicon shall administer claims for Covered Radiology Services rendered by Represented Providers in accordance with this Exhibit and the terms of the Agreement.

     1. Medicon shall administer all claims for Covered Radiology Services in accordance with CIGNA's claims administration standards and any other standards set forth in applicable laws and regulations, including, but not limited to, ERISA. Medicon agrees to pay Represented Providers for non-capitated Covered Radiology Services within thirty (30) days of receipt by Medicon of a properly completed bill for Covered Radiology Services. CIGNA may withhold all or a portion of Medicon's Capitation Payment if Medicon repeatedly fails to reimburse Represented Providers as stipulated in agreements between Medicon and said providers. Medicon's obligations with regard to the administration and payment of claims for Covered Radiology Services set forth herein shall survive the termination of this Agreement with respect to any Covered Radiology Services rendered by Represented Providers during the term of this Agreement and with respect to any Covered Radiology Services Represented Providers are obligated by this Agreement to provide after termination of this Agreement.

     2. If capitated payment is made to Represented Providers, such payment shall be made on or before the 15th business day of each month.

     3. With reasonable notice, Medicon agrees to allow CIGNA representatives to conduct on-site reviews of Medicon's claims administration facilities. Such reviews shall be for the sole purpose of evaluating Medicon's performance against CIGNA's claims administration standards and to ascertain the quality and timeliness of Medicon's claims processing. Medicon agrees to correct any deficiencies detected during such reviews within sixty (60) days of CIGNA's submission of a written report detailing such deficiencies.

     4. Medicon shall be responsible for the production of all applicable tax reporting documents (e.g., 1099s) for Represented Providers. Such documents shall be produced in a format and within the timeframes set forth in applicable state and federal laws and/or regulations.

     5. Medicon shall produce explanations of payments for Represented Providers. Such explanations of payments shall be in a format and contain data elements acceptable to CIGNA.

     6. Medicon shall develop and deliver training programs for Represented Providers which outline Medicon's billing and payment processes. Medicon shall make best efforts to ensure that Represented Providers avoid submitting claims to CIGNA for those Covered Radiology Services rendered to Participants for whom Medicon has been delegated claims payment responsibility.




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



     7. Medicon or its Represented Providers shall provide CIGNA with encounter data on a monthly basis showing all services provided to each Participant for whom Medicon receives Capitation Payments.
          Such encounter data shall be submitted in accordance with applicable HMO Programs and in a format acceptable to CIGNA. CIGNA shall provide Medicon with specifications regarding its desired format and will work with Medicon regarding any systems conflicts in adapting the desired format. CIGNA may elect to withhold payment of Medicon's compensation if Medicon fails to submit encounter data in accordance with this Agreement.

     8. CIGNA or Payor shall have final decisionmaking authority with regard to all appeals of claims determinations hereunder.

     9. Medicon has advised CIGNA that it intends to require Represented Providers to submit claims within 90 days of service and, in the case of inpatients, within 90 days of discharge date. The 90 day cut off applies only to the first submission of clean undisputed claims to Medicon. CIGNA acknowledges that, to the extent permitted under Medicon's provider agreements with its Represented Providers, Medicon may deny payment to Represented Providers for failure to submit claims within the time frames set forth in such provider agreements. In the event of a denial as determined above, Medicon shall ensure the represented provider does not seek compensation from CIGNA or a Participant as outlined in Section II. A. 6. A of the Service Agreement.

     10. Commencing June 1, 1996, within 30 days of the completion of each month of this Agreement, CIGNA shall prepare and present to Medicon a statement, in a mutually agreed upon format, reflecting any and all claims for Covered Radiology Services processed and paid by CIGNA during such month for which Medicon was obligated to provide or arrange for hereunder (the "Leakage"). Medicon shall reimburse CIGNA for all Leakage paid by CIGNA within 30 days of receipt by Medicon of such statement. Upon completion of a reconciliation for a specific period, that period shall be considered closed and the Agreement final. If either party fails to present data and request a reconciliation for a period covering dates of service over 180 days from current date, that period shall be considered closed and not eligible for a leakage reconciliation. In the event of a disagreement between the parties with regard to amounts due and owing for Leakage, the parties agree to meet and confer in good faith in an effort to resolve such disagreement. If the disagreement cannot be resolved through the aforementioned process, the disagreement shall be resolved in accordance with the dispute resolution procedures set forth in this Agreement.







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



                                      EXHIBIT C
                         HMO PROGRAM ATTACHMENT - CAPITATION
                               UTILIZATION MANAGEMENT

     1. Medicon will establish a utilization management program (the "UM Program") acceptable to CIGNA and in accordance with NCQA standards. Medicon's UM Program shall seek to assure that health care services provided to Participants are Medically Necessary and will include, but not be limited to the following: distributing reports to all Represented Providers and selected referring physicians as well as conducting physician-to-physician meetings to

          Medicon shall maintain any licensure required in connection with its UM Program activities and its UM Program shall comply with all requirements of applicable laws.

     2. Medicon shall prepare such periodic reports as are reasonably requested by CIGNA relating to its UM Program activities in a format acceptable to CIGNA. Any request outside of Medicon's usual and customary reports will be paid for by CIGNA at a mutually agreed upon price.

     3. Medicon shall not materially modify its UM Program activities without CIGNA's prior approval.

     4. CIGNA shall have the right to audit Medicon's UM Program activities upon reasonable prior notice. Medicon shall cooperate with any such audits.

     5. Medicon shall, in coordination with and with the prior approval of CIGNA, consult with Represented Providers with for the purpose of enhancing efficiency and cost effectiveness in the delivery of Covered Radiology Services. The first such consultation shall occur during the second half of the first year of this Agreement and shall be conducted by physicians employed by Medicon at Medicon's sole expense. Scheduling shall be at times mutually agreed upon by CIGNA, Medicon and the Represented Provider. CIGNA and Medicon shall jointly conduct consultations provided, however, that Medicon additionally agrees to make Medicon physicians available by telephone and/or through written correspondence to CIGNA and Represented Providers to review, discuss and/or make determinations regarding utilization of imaging services. Medicon expressly grants permission to CIGNA to access and use all information gathered by Medicon for this purpose. CIGNA acknowledges that, to the extent permitted under Medicon's provider agreements with its Represented Providers, Medicon may terminate its provider agreements with those Represented Providers who fail to comply or cooperate with Medicon's UM Program after reasonable efforts by Medicon to educate such providers about Medicon's UM Program. Medicon acknowledges prior to terminating a represented provider relative to utilization management performance, Medicon will present the case to CIGNA HealthCare of New York's Utilization Management Committee for review. Medicon will comply with the decision of CIGNA's Utilization Management Committee. In the event of a termination, Medicon must make any necessary network adjustments to maintain the agreed upon access standards.




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



     6. The parties acknowledge and agree that CIGNA or Payor shall have final decisionmaking authority with regard to appeals of utilization management decisions.

     7.   Medicon's UM Program must be in writing and include the following:

          a) policies/procedures to evaluate Medical Necessity, nationally recognized and locally approved criteria and information sources and a process to review and approve services;

          b) a mechanism to periodically update the UM Program and the policies and procedures to implement such update; and

          c) evidence of approval of Medicon's UM Program by its governing body.

     8. Medicon shall utilize a licensed physician to oversee its UM Program and shall utilize only appropriately qualified personnel, as determined by CIGNA, in connection with its UM Program activities, including, but not limited to, use of a licensed physician to conduct medical review on any denial and use of a board certified specialist to determine Medical Necessity and the preparation of documentation to support the decision.

     9. Medicon's written decision protocols shall be based on available reasonable medical evidence and such evidence shall indicate that:

          appropriate criteria is clearly documented and communicated to physicians and available to physicians upon request;

          a mechanism is present for checking the consistency of application of criteria across reviewers; and

          a mechanism is present for updating review criteria periodically.

     10. Medicon shall document pertinent clinical information including consultations with the treating physician.

     11. Medicon shall notify CIGNA of denials and the reason for the decision within 24 hours. Denials shall be clearly documented to include the following:

          who recommended denial and why; and

          that an explanation has been provided to the Participant in writing with an explanation of how to file an appeal.

     12. Medicon shall maintain a written policy to make decisions in a timely manner to include the following:

          Maximum time frames that meet all applicable legal requirements;





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



          A mechanism to document timeliness of decisions as follows:

          Documentation to show that emergent requests are responded to within

          Documentation to show that urgent requests are responded to within and

          Documentation to show that routine requests are responded to within










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



                                      EXHIBIT D
                         HMO PROGRAM ATTACHMENT - CAPITATION
                                  NEW TECHNOLOGIES

          COVERED PROCEDURES REQUIRING PRECERTIFICATION -- SECTION 4
         -----------------------------------------------------------


       CPT
    __ Code   CPT Description







         QUESTIONS ? CALL MEDICON'S CUSTOMER SERVICE AT 1-800-252-2021.

                                      EXHIBIT E
                         HMO PROGRAM ATTACHMENT - CAPITATION
                                 RESPONSIBILITY GRID

     The following grid sets forth the parties' financial responsibilities with respect to both Standard Business and Point of Service Business:







     CIGNA agrees to assist Medicon in those instances where Participating Providers refer patients to radiologists who do not participate with Medicon and CIGNA. This will take the form of education and formal sanction as per mutual agreement between CIGNA and Medicon, which agreement will not be unreasonably withheld.




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